                                                                  EXHIBIT (o)

                                 CONFORMED COPY

                               PROVINCE OF ONTARIO

                                U.S.$750,000,000

                       2.625% BONDS DUE DECEMBER 15, 2005

                            FISCAL AGENCY AGREEMENT

                          Dated as of November 26, 2002

                               PROVINCE OF ONTARIO

     FISCAL AGENCY AGREEMENT dated as of November 26, 2002, between the Province of Ontario (the  "Province")  and The Bank of New York, a corporation  organized and existing under the laws of the State of New York, as fiscal agent,  transfer agent, registrar and principal paying agent.

     1.  Underwriting  Agreement.  The  Province  entered  into an  Underwriting
Agreement  dated  November  20,  2002 (the  "Underwriting  Agreement")  with the several  underwriters  listed on Schedule II thereto providing for the issue and sale by the Province of  U.S.$750,000,000  aggregate  principal amount of 2.625%
Bonds due December 15, 2005 (the "Bonds").

     2. Appointment of Registrar;  Paying Agents; Additional Transfer Agent. (a)
The  Province  hereby  appoints  The Bank of New York,  at  present  having  its principal office at 101 Barclay Street, New York, New York 10286, in the Borough
of Manhattan,  The City and State of New York, as fiscal agent,  transfer agent, registrar  and  principal  paying agent of the Province for the Bonds,  upon the terms  and  conditions  set  forth  herein.  The Bank of New York  accepts  such appointments,  and along with its  successors  as such  fiscal  agent,  transfer agent,  registrar and principal  paying agent is hereinafter  referred to as the
"Registrar".

     (b) The  Province  may from  time to time  appoint  one or more  additional agents  (hereinafter  called a "Paying  Agent" or the "Paying  Agents")  for the payment (subject to the applicable laws and regulations) of the principal of and interest and  Additional  Amounts (as defined in the terms and conditions of the
Bonds),  if any,  on the  Bonds at such  place or  places  as the  Province  may determine  pursuant  to a written  paying  agency  agreement  (a "Paying  Agency
Agreement").  The  Province may at any time  terminate  the  appointment  of any
Paying Agent provided,  however, that for so long as the Bonds are listed on the
Luxembourg  Stock  Exchange and if the rules of such stock exchange on which the
Bonds are listed so  require,  the  Province  will  maintain  a paying  agent in
Luxembourg.  The  Province  will  keep the  Registrar  informed  as to the name, address,  and telephone and facsimile  numbers of each Paying Agent appointed by it and will notify the Registrar of the  resignation  of any Paying  Agent.  The
Province,  with  the  acknowledgment  of the  Registrar,  has  appointed  Banque
Generale du  Luxembourg  S.A. as its initial  Paying  Agent in  Luxembourg.  The
Registrar  shall  arrange with each Paying  Agent for the  payment,  as provided herein, of the principal of and interest and Additional  Amounts, if any, on the
Bonds on terms approved by the Province (further  references herein to principal and interest shall be deemed to also refer to any Additional Amounts).

     (c) The  Province  may from  time to time  appoint  one or more  additional agents for the  processing  of  applications  for  registration  of  transfer or exchange of fully registered Bonds in definitive form  (hereinafter  referred to as an "Additional  Transfer Agent" or "Additional Transfer Agents" and, together with the  Registrar,  in its  capacity as transfer  agent of the  Province,  the
"Transfer  Agents" or  individually  a "Transfer  Agent")  pursuant to a written transfer agency agreement (a "Transfer Agency  Agreement").  The Province may at
any time terminate the appointment of any Additional  Transfer Agent;  provided, however,  that as long as the Bonds are listed on the Luxembourg Stock Exchange, and the rules of such  exchange  so  require,  the  Province  will  maintain  an
Additional  Transfer Agent in  Luxembourg.  The Province will keep the Registrar informed as to the name,  address and telephone  and  facsimile  numbers of each
Additional  Transfer Agent  appointed by it and will notify the Registrar of the resignation or termination of the appointment of any Additional  Transfer Agent.
The Province,  with the  acknowledgment  of the Registrar,  has appointed Banque
Generale du Luxembourg S.A. as its Additional Transfer Agent in Luxembourg.

     3. Form.  (a) The Bonds shall  initially be issued in the form of two fully
registered   global   certificates   without  coupons  (such  registered  global
certificates and any registered global  certificates issued upon any transfer or exchange thereof or in replacement  therefor are hereinafter  referred to as the
"Global Bonds"). The Global Bonds shall be registered in the name of Cede & Co., as nominee of The Depository  Trust Company  ("DTC") and held by The Bank of New
York as custodian for DTC ("DTC  Custodian").  As long as DTC or its  respective nominee is the registered  holder of the Global Bonds, it will be considered the sole owner and  registered  holder of the Bonds for all purposes  hereunder  and under the Global Bonds. None of the Province,  the Registrar or any Paying Agent
will have any responsibility or liability for any aspect of the records relating to or  payments  made by DTC on account of  beneficial  interests  in the Global
Bonds. Except as provided in Section 6 hereof, owners of beneficial interests in the Global Bonds will not be entitled to have Bonds  registered  in their names, will not receive or be entitled to receive Bonds in definitive  registered  form and will not be considered registered holders thereof under this Agreement.  The
Global Bonds will be substantially in the form attached hereto as Exhibit 1.

     (b) All Bonds  (including  the Global Bonds) shall be executed on behalf of the  Province  by the  signature,  manual or in  facsimile,  of the  Minister of
Finance  or the  manual  signature  of any one of (i)  the  Deputy  Minister  of
Finance, or (ii) the Chief Executive Officer,  the Executive  Director,  Capital
Markets  Division,  any Director,  Capital  Markets  Division,  or the Director,
Capital Markets Research Division,  all of the Ontario Financing Authority,  and
shall be sealed with the manual or facsimile seal of the Minister of Finance. In the event that any  official  of the  Province  who shall  have  signed or whose facsimile  signature shall appear upon any of the Bonds shall cease to hold such office  before  the  Bonds so signed  shall  actually  have been  authenticated,
registered  or  delivered,   such  Bonds   nevertheless  may  be  authenticated,
registered  and  delivered  with the same force and effect as though such person who signed such Bonds had not ceased to be such official of the Province.

     4. Authentication. The Registrar shall, upon receipt of Bonds duly executed and sealed on behalf of the Province  together with a written order or orders to authenticate  and deliver  Bonds in a stated  aggregate  principal  amount,  (i)
authenticate  and register not more than the said aggregate  principal amount of
Bonds and deliver  them in  accordance  with the written  order or orders of the
Province  and  (ii)  thereafter  authenticate,  register  and  deliver  Bonds in accordance with the provisions of Sections 5, 6 and 8 of this Agreement.  Except as described in Section 9(d) hereof,  the total amount of the Bonds to be issued and  outstanding  at any time,  whether in the form of Global  Bonds or Bonds in definitive  registered form, issued in exchange for the Global Bonds,  shall not exceed  U.S.$750,000,000  in  aggregate  principal  amount,  plus the  aggregate principal amount of any additional Bonds issued by the Province  pursuant to any supplement hereto in accordance with Section 15 of this Agreement.

     5. Registration,  Transfers and Exchanges.  (a) The Registrar,  as agent of the Province for such purpose,  shall at all times keep at its principal  office in the  Borough of  Manhattan,  The City and State of New York,  a  register  or registers  (hereinafter  the "Register" or "Registers") for the registration and registration  of transfers and exchanges of Bonds, in which shall be entered the names and addresses of the registered  holders of Bonds and the principal amount of and other particulars of the Bonds held by them. Subject to Section 6 hereof, upon  surrender  for  registration  of transfer of any Bond at said office,  the
Registrar  shall  authenticate,  register  and  deliver,  in  the  name  of  the transferee or  transferees,  a new Bond or Bonds for a like aggregate  principal amount.  Subject to Section 6 hereof,  upon surrender of any Bond at said office for  exchange,  the  Registrar  shall  authenticate,  register and  deliver,  in exchange  for such Bond, a new Bond or new Bonds of the  appropriate  authorized denomination(s) and for a like aggregate principal amount in accordance with the provisions of the Bonds. The Province and the Registrar shall not be required to make any  exchange of Bonds if as a result  thereof,  the  Province  would incur adverse tax or other similar  consequences  under the laws or regulations of any jurisdiction in effect at the time of the exchange.

     (b) All  new  Bonds  authenticated  and  delivered  by the  Registrar  upon registration of transfer or in exchange for Bonds of other  denominations  shall be so dated  that  neither  gain nor loss of  interest  shall  result  from such registration of transfer or exchange.

     (c) All Bonds  presented  or  surrendered  for  registration  of  transfer, exchange or payment shall be accompanied by a written  instrument or instruments of  transfer  in  form  satisfactory  to the  Registrar,  duly  executed  by the registered  holder or its  attorney  duly  authorized  in  writing  and with the signatures  thereon duly guaranteed by a commercial bank or trust company having its  principal  office  in The City of New  York or by a member  of the New York
Stock Exchange.

     (d) The Registrar and each  Additional  Transfer Agent shall not impose any service charge on the registered  holder on any such registration of transfer or exchange of Bonds in the normal  course of business;  however,  the Province may require of the party  requesting  such  transfer  or  exchange,  as a  condition precedent to the exercise of any right of transfer or exchange contained in this
Agreement or in the Bonds, the payment of a sum sufficient to cover any stamp or other tax or other governmental charge payable in connection therewith.

     (e) The Province, the Registrar and any Paying Agent or Additional Transfer
Agent may treat the person in whose name any Bond is  registered as the absolute owner of such Bond for the  purpose of  receiving  payment of  principal  of and interest on such Bond,  and all other purposes  whatsoever,  whether or not such
Bond be overdue,  and none of the Province,  the Registrar,  any Paying Agent or any  Additional  Transfer  Agent shall be affected by any notice to the contrary and any such payment shall be a good and  sufficient  discharge to the Province, the Registrar and any Paying Agent or Additional  Transfer  Agent for the amount so paid.

     (f) The  Registrar  shall not be  required  to  register  any  transfer  or exchange of Bonds (and any  Additional  Transfer  Agent shall not be required to accept presentment of fully registered Bonds in definitive form for registration of transfer or exchange by the Registrar) during the period (i) from the Regular
Record Date (as defined in the Bonds) to the  Interest  Payment Date (as defined in the Bonds) or (ii) from the close of business on the  fifteenth day preceding the date of early redemption of the Bonds (the "Redemption  Record Date") to the
date of early redemption of the Bonds (the "Redemption  Date"). For the purposes of any interest payment made in accordance with Section 7(b) or (c) hereof, such payment shall be made to those  persons in whose names the Bonds are  registered on such Regular Record Date or Redemption Record Date.

     (g) Each  Additional  Transfer  Agent,  as agent of the  Province  for such purpose,  shall maintain an office in its jurisdiction at which fully registered
Bonds in  definitive  form may be  presented  for  registration  of  transfer or exchange by the Registrar in accordance  with this  Agreement.  Each  Additional
Transfer Agent shall  promptly  forward to the Registrar all such Bonds received by it, together with the written  instrument or instruments of transfer referred to above.

     6. Special Provisions  Relating to Global Bonds. (a) Unless any Global Bond
is  presented  by an  authorized  representative  of DTC to  the  Province,  the
Registrar or their respective  agents for registration of transfer,  exchange or payment,  and any replacement  Global Bond issued is registered in the name of a nominee of DTC as requested by such authorized representative and any payment is made to such  nominee of DTC,  any  transfer,  pledge or other use of the Global
Bonds for value or  otherwise  shall be  wrongful  since the  registered  holder thereof has an interest therein.

     (b) Except as  provided in this  subparagraph,  Bonds will not be issued in definitive  registered form. If at any time DTC notifies the Province that it is unwilling or unable to continue as depository  for the Global Bonds or if at any time DTC  ceases to be a clearing  agency  registered  under the  United  States
Securities  Exchange Act of 1934, as amended, or otherwise ceases to be eligible to be a  depositary,  the Province  shall  appoint a successor  depositary  with respect to the Global Bonds.  If a successor  depositary for the Global Bonds is not  appointed  by the Province  within a  reasonable  period after the Province receives such notice or becomes aware of such ineligibility,  the Province shall execute and seal Bonds in definitive  registered  form, and the Registrar,  upon receipt  thereof,  shall  authenticate  and  deliver  such  Bonds in  definitive registered form without  coupons,  in  denominations  of U.S.$1,000 and integral multiples  thereof,  in an aggregate  principal  amount  equal to the  aggregate principal amount of the Global Bonds as of the exchange date.

     The Province may at any time and in its sole  discretion  determine  not to have any of the Bonds  held in the form of the Global  Bonds.  In such event the
Province  shall execute and seal Bonds in definitive  registered  form,  and the
Registrar,  upon receipt thereof,  shall  authenticate and deliver such Bonds in definitive  registered form without coupons,  in denominations of U.S.$1,000 and integral  multiples  thereof,  in an  aggregate  principal  amount  equal to the aggregate principal amount of the Global Bonds as of the exchange date.

     Upon the  exchange of the Global Bonds for Bonds in  definitive  registered form, the Registrar shall cancel such Global Bonds and shall reduce the holdings of Cede & Co. on the Register to nil. Bonds in definitive registered form issued in exchange for the Global Bonds pursuant to this section shall be registered in such  names  as DTC  pursuant  to  instructions  from  its  direct  or  indirect participants  or otherwise,  shall  instruct the Registrar or the Province.  The
Registrar  shall  deliver  such  Bonds in  definitive  registered  form to or as directed by the persons in whose names such definitive  registered  Bonds are so registered and, to the extent reasonably practicable in the circumstances, shall direct all payments to be made in respect of such Bonds in definitive registered form to the registered  holders thereof on or after such exchange  regardless of whether such exchange occurred after the record date for such payment.

     All Bonds in  definitive  registered  form issued upon the  exchange of the
Global Bonds shall be valid  obligations  of the Province,  evidencing  the same debt, entitled to the same benefits and subject to the same terms and conditions
(except  insofar as they  relate  specifically  to a Global  Bond) as the Global
Bonds surrendered upon such exchange.

     7. Payment. (a) The Province will pay to the Registrar,  in same day funds, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, to an account to be specified by the  Registrar,  on the day on which  the  same  shall  become  due (or the next succeeding  Business  Day if such  due  date  falls  upon a day  which  is not a
Business Day as defined below,  unless such next following Business Day falls in the next  succeeding  calendar  month, in which case the related payment will be made on the  immediately  preceding  Business  Day as if made on the  date  such payment was due), all amounts to be paid on the Bonds for principal and interest on that date as  required  by the terms of the Bonds,  and the  Province  hereby authorizes  and  directs  the  Registrar,  from the funds so paid to it, to make payment of the principal and interest in respect of the Bonds in accordance with their terms and the provisions set forth below. For the purposes of this Section
7(a),  "Business Day" shall mean a day on which banking institutions in The City of New York,  the City of London and the City of Toronto are not  authorized  or obligated by law or executive order to be closed.

     (b) Payment of  principal of and interest on the Global Bonds shall be made by the  Registrar  to Cede & Co.,  as  nominee  of DTC,  in same  day  funds  in accordance with procedures agreed to between the Registrar and DTC.

     (c) Payment of principal in respect of Bonds in definitive  registered form issued  pursuant to Section 6(b) hereof  shall be made against  surrender at the office of the Registrar in the Borough of  Manhattan,  The City and State of New
York or at the office of any Paying  Agent  appointed  by the  Province for such purpose  pursuant  to  this  Fiscal  Agency  Agreement  and  any  Paying  Agency
Agreement.  Payment of interest due prior to or on the  Maturity  Date or on any
Redemption  Date will be made by  forwarding  by post or otherwise  delivering a cheque to the registered  addresses of registered  holders of Bonds,  or, at the option of the Province,  otherwise  transferring funds to the registered holders of the  Bonds.  Such  cheque  shall be dated the due date for  payment  and made payable  to the  order  of the  registered  holder  or,  in the  case  of  joint registered holders, to the order of all such joint holders (failing instructions from them to the  contrary) and shall be sent to the address of that one of such joint  holders  whose name  stands  first in the  register  as one of such joint holders. The Registrar shall mail or otherwise deliver such cheques to the names and  addresses of  registered  holders of Bonds  sufficiently  in advance of the relevant due date for payment that receipt of such cheques by registered holders on or before the due date is reasonably assured.

     (d) All monies paid to the Registrar  under Section 7(a) of this  Agreement shall be held by it in a separate  account  from the  moment  when such money is received until the time of actual payment,  in trust for the registered  holders of Bonds to be applied by the Registrar to payments due on the Bonds at the time and in the manner provided for in this Agreement and the Bonds, provided that if the Registrar  shall fail to duly make any such payment due on the Bonds and, as a result of such failure, the Province otherwise duly makes such payments to the registered holders of Bonds, the Registrar shall thereupon hold such monies paid to it under Section 7(a) in trust for the Province. Any money deposited with the
Registrar  for the payment of the  principal  or interest in respect of any Bond remaining  unclaimed for two years after such  principal or interest  shall have become due and payable shall be repaid to the Province without interest, and the registered  holder of a Bond may  thereafter  look only to the  Province for any payment to which such holder may be entitled.

     8. Mutilated,  Destroyed, Stolen or Lost Bond Certificates. (a) If any Bond
certificate is mutilated,  defaced,  destroyed,  stolen or lost, application for replacement  shall be made to the  Registrar  who shall  promptly  transmit such application  to the  Province.  Such  application  shall be  accompanied  by the mutilated or defaced  certificate or proof,  satisfactory to the Province in its discretion,  of the  destruction,  theft  or loss of the  certificate,  and upon receipt by the Province of an indemnity  satisfactory  to it, the Province shall execute a new certificate of like tenor, and upon written  instructions from the
Province,  the  Registrar  shall  thereupon  cancel  the  mutilated  or  defaced certificate  and adjust the Register to reflect the  cancellation,  destruction, theft or loss of a certificate,  as the case may be, and authenticate,  register and deliver  such new  certificate  in  exchange  for the  mutilated  or defaced certificate or in substitution  for the destroyed,  stolen or lost  certificate.
Such  replacement  certificate  shall be so dated that  neither gain nor loss in interest will result from such exchange or substitution. All expenses associated with  procuring  any  indemnity  and with the  preparation,  authentication  and delivery of a replacement  certificate will be borne by the registered holder of the mutilated, defaced, destroyed, stolen or lost Bond certificate. (b) Whenever any Bond alleged to have been lost,  stolen or destroyed for which a replacement
Bond has been issued is  presented  to the  Registrar,  any Paying  Agent or any
Additional  Transfer Agent for payment on the Maturity Date, the Redemption Date or for registration of transfer or exchange, the Registrar,  the Paying Agent or the Additional  Transfer Agent, as the case may be, shall immediately notify the
Province  in respect  thereof  and shall deal with such Bond only in  accordance with the Province's instructions.

     9. Maturity,  Redemption and Purchases.  (a) Unless previously redeemed for tax reasons as provided in the terms and conditions of the Bonds, or repurchased by the Province, as provided below, the principal amount of the Bonds is due and payable on December 15, 2005 (the "Maturity Date").

     (b) In accordance with the terms and conditions of the Bonds,  upon receipt of a notice to redeem and a  certificate  of the  Province,  as set forth in the
Bonds,  not less than 30 days and no more than 60 days  prior to the  Redemption
Date,  the  Registrar  shall cause to be published,  in accordance  with Section
19(b) hereof, on behalf of the Province a notice of redemption stating:  (i) the
Redemption Date; (ii) the redemption  price; and (iii) if applicable,  the place or places of surrender of the Bonds to be redeemed.

     (c) The  Province  may,  if not in default  under the  Bonds,  at any time, purchase  Bonds in the open market,  or by tender or by private  contract at any price,  in accordance  with applicable law and may cause the Registrar to cancel any Bonds so purchased.

     (d) If the Province  elects to cancel any Bonds  purchased by it when Bonds have been issued in the form of a Global Bond,  it may require the  Registrar to register such  cancellation  and to reduce the outstanding  aggregate  principal amount of the Global Bonds in accordance  with the regular  procedures of DTC in effect at such time,

     10. Cancellation and Destruction.  All Bonds which are paid on the Maturity
Date or the Redemption  Date, or  surrendered  for  registration  of transfer or exchange for other  certificates or for  replacement,  shall be cancelled by the
Registrar who shall register such cancellation.  The Registrar shall, as soon as practicable  after the date of  cancellation  of Bonds  under  this  section  or
Section  8(a)  or the  date  that  the  register  is  adjusted  to  reflect  the destruction,  theft or loss of a  certificate  pursuant to Section  8(a) hereof, furnish the  Province  with a  certificate  or  certificates  stating the serial numbers and total number of Bonds that have been cancelled.  The Registrar shall destroy all cancelled Bonds in accordance with the  instructions of the Province and  shall  furnish  to  the  Province,  on  a  timely  basis,  certificates  of destruction  stating the serial  numbers,  dollar  value and total number of all
Bonds destroyed hereunder.

     11. (a) Limit on Liability. In acting under this Agreement,  the Registrar, any Paying Agent and any  Additional  Transfer Agent are acting solely as agents of the Province and do not assume any  obligation or  relationship  of agency or trust for or with any of the  registered  holders of the Bonds,  except that all funds held by the Registrar,  any Paying Agent or Additional  Transfer Agent for
payment  of  principal  or  interest  shall be held in trust for the  registered holders of Bonds as provided in this Agreement.

     (b) Rights and  Liabilities  of  Registrar.  The  Registrar  shall incur no liability  for,  or in  respect  of, any  action  taken,  omitted to be taken or suffered by it in reliance upon any Bond, certificate,  affidavit,  instruction, notice,  request,  direction,  order,  statement  or other  paper,  document  or communications  reasonably believed by it to be genuine. Any order, certificate,
affidavit,   instruction,   notice,  request,  direction,   statement  or  other
communication  from the  Province  made or given by it and  sent,  delivered  or directed to the Registrar under,  pursuant to, or as permitted by, any provision of this  Agreement  shall be sufficient  for purposes of this  Agreement if such communication is in writing and signed by any authorized officer of the Province or its attorney duly authorized in writing.

     (c) Right of Agent to Own Bonds. The Registrar, each Paying Agent, and each
Additional  Transfer  Agent,  and their officers,  directors and employees,  may become  the  holder of, or acquire  any  interest  in, any Bonds,  with the same rights that it or they would have if it were not the Registrar or a Paying Agent or an  Additional  Transfer  Agent  hereunder,  or they were not such  officers, directors or  employees,  and may engage or be  interested  in any  financial or other transaction with the Province and may act on, or as depositary, trustee or agent  for,  any  committee  or body of  registered  holders  of  Bonds or other obligations  of the  Province  as  freely as if it were not the  Registrar  or a
Paying Agent or an  Additional  Transfer  Agent  hereunder or they were not such officers, directors or employees.

     12.  Expenses  and  Indemnity.  (a)  In  connection  with  the  Registrar's appointment  and  duties  as  Registrar,  the  Province  will pay the  Registrar compensation  in an  amount  separately  agreed  upon  by the  Province  and the
Registrar.  The Province will  indemnify and hold harmless the  Registrar,  each
Paying Agent and each  Additional  Transfer  Agent against all claims,  actions, demands,  damages,  costs,  losses or  liability  which may be  incurred  by the
Registrar, any Paying Agent or any Additional Transfer Agent by reason of, or in connection with, the Registrar's,  any Paying Agent's or any Additional Transfer
Agent's appointment and duties as such, except as such result from any negligent act or omission,  bad faith or wilful  misconduct of the  Registrar,  any Paying
Agent or any Additional Transfer Agent or their respective directors,  officers, employees or agents.  In  addition,  the Province  will (i)  indemnify  and hold harmless  the DTC  Custodian  on the same basis as  aforesaid  in respect of its duties as  custodian  for DTC but only to the  extent the DTC  Custodian  is not otherwise  entitled to be  indemnified  or held harmless by DTC, and (ii) shall, pursuant  to  arrangements  separately  agreed  upon  by the  Province  and  the
Registrar,  transfer  to the  Registrar,  upon  presentation  of  substantiating documentation  satisfactory to the Province, amounts sufficient to reimburse the
Registrar for certain  out-of-pocket  expenses  reasonably incurred by it and by any Paying  Agent in  connection  with their  services.  The  obligation  of the
Province under this paragraph shall survive payment of the Bonds and resignation or removal of the Registrar.

     (b) The  Registrar,  each Paying Agent and each  Additional  Transfer Agent agrees to indemnify and hold harmless the Province against all claims,  actions, demands,  damages,  costs,  losses and liabilities arising out of or relating to any negligent act or omission,  bad faith or wilful misconduct of the Registrar, such Paying Agent or such Additional  Transfer Agent, as the case may be, or its respective  directors,  officers,  employees or agents.  The  obligations of the
Registrar,  each  Paying  Agent and each  Additional  Transfer  Agent under this paragraph  shall survive  payment of the Bonds and resignation or removal of the
Registrar, each Paying Agent and each Additional Transfer Agent.

     (c) Each  indemnified  party shall give prompt notice to each  indemnifying party of any action  commenced  against it in respect of which  indemnity may be sought  under  this Agreement  but failure to so notify any  indemnifying  party shall not  relieve it from any  liability  which it may have  otherwise  than on account of this  indemnity.  An  indemnifying  party may  participate at its own expense in the defence of such action.  If it so elects within a reasonable time after receipt of such notice,  an  indemnifying  party may assume the defence of such action with legal  advisors  chosen by it and  approved by the  indemnified party defendant in such action, unless such indemnified party reasonably objects to such  assumption on the ground that there may be legal defences  available to it  which  are  different  from  or in  addition  to  those  available  to  such indemnifying  party,  but an  indemnifying  party  may  not  settle  any  action commenced  against an  indemnified  party  without  the  written  consent of the indemnified  party.  In order to be entitled to an  indemnity  with respect to a claim  hereunder,  an  indemnified  party will not,  without  the prior  written consent of the indemnifying  party, settle or compromise or consent to the entry of any judgment with respect to such pending or threatened claim,  action,  suit or proceeding in respect of which  indemnification or contribution may be sought hereunder (whether or not the indemnifying party is an actual or potential party to such claim or action).  If an  indemnifying  party assumes the defence of any such action, the indemnifying party shall not be liable for any fees or expenses of the legal advisors of the indemnified party incurred thereafter in connection with such  action.  In no event shall the  indemnifying  party be liable for the fees and expenses of more than one legal  advisor for the  indemnified  party in connection  with any one action or  separate  but  similar  or  related  actions arising out of the same general allegations or circumstances.

     13. (a) Successor  Registrar.  The Province  agrees that there shall at all times be a Registrar  hereunder and that the registrar  shall be a bank or trust company  organized  and doing  business  under the laws of the United  States of
America  or of the State of New York,  in good  standing  and  having a place of business  in the  Borough  of  Manhattan,  The City and State of New  York,  and
authorized  under such laws to exercise  corporate trust powers,  provided,  the
Province may choose to act at any time as its own fiscal agent,  transfer agent, registrar and principal paying agent.

     The Registrar  shall not transfer or assign this  Agreement or any interest
or  obligation  herein  without  the  Province's  prior  written  consent.   Any
corporation  into which the Registrar  hereunder may be merged or converted,  or any corporation with which the Registrar may be consolidated, or any corporation resulting from any merger,  conversion or  consolidation  to which the Registrar shall sell or otherwise transfer all or substantially all of the corporate trust business of the  Registrar,  provided  that it shall be qualified as  aforesaid, shall be the successor  Registrar under this Agreement  without the execution or filing of any paper or any further act on the part of any of the parties hereto, but subject to prior notice to and the prior written approval of the Province.

     (b)  Resignation.  The Registrar  may at any time resign by giving  written notice to the  Province  of its  resignation,  specifying  the date on which its resignation  shall become  effective (which shall not be less than 60 days after the date on which such  notice is given  unless the  Province  shall  agree to a shorter  period);  provided  that no such notice  shall expire less than 30 days before or 30 days after the due date for any payment of principal or interest in respect of the Bonds.  The  Province  may  remove the  Registrar  at any time by giving written notice to the Registrar specifying the date on which such removal shall become effective.  Such resignation or removal shall only take effect upon the appointment by the Province of a successor Registrar and upon the acceptance of such appointment by such successor Registrar.  Any Paying Agent or Additional
Transfer  Agent may resign or may be removed at any time upon like  notice,  and the Province in any such case may appoint in substitution  therefor a new Paying
Agent or Paying  Agents or  Additional  Transfer  Agent or  Additional  Transfer
Agents.

     (c) Bankruptcy or Insolvency of Registrar. The appointment of the Registrar hereunder shall forthwith  terminate,  whether or not notice of such termination shall  have  been  given,  if at any time the  Registrar  becomes  incapable  of performing its duties hereunder,  or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the  appointment  of a liquidator or receiver of all or any  substantial  part of its property or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof, or if a resolution is passed or an order made for the winding up or  dissolution  of the Registrar, or if a liquidator or receiver of the Registrar of all or any  substantial  part of its property is appointed,  or if any order of any court is entered approving any  petition  filed by or against  it under the  provisions  of any  applicable bankruptcy or insolvency  law, or if any public  officer takes charge or control of the Registrar or its property or affairs for the purposes of  rehabilitation, conservation or liquidation.

     (d)  Appointment  of  Successor.  Prior to the  effective  date of any such resignation or removal of the Registrar, or if the Registrar shall become unable to act as such or shall cease to be qualified as aforesaid,  the Province  shall appoint a successor Registrar, qualified as aforesaid. Upon the appointment of a successor  Registrar  and its  acceptance  of  such  appointment,  the  retiring
Registrar  shall,  at the  direction  of the  Province  and upon  payment of its compensation and expenses then unpaid, deliver and pay over to its successor any and all  securities,  money and any other  properties  then in its possession as
Registrar and shall thereupon cease to act hereunder.

     (e) Payment of Certain Registrar's Fees Upon Termination.  If the Registrar
resigns  pursuant  to Section  13(b) of this  Agreement  or ceases to act as the
Province's  fiscal  agent in respect of the Bonds  pursuant to Section  13(c) of this  Agreement,  the Registrar  shall only be entitled to annual fees otherwise payable to it under this Agreement on a pro rata basis for that period since the most recent  anniversary of this Agreement  during which the Registrar has acted as fiscal agent hereunder.  In the event that the Registrar ceases to act as the
Province's  fiscal  agent in  respect  of the Bonds for any  other  reason,  the
Registrar  shall be  entitled  to receive  the full  amount of the  annual  fees payable to it in respect of the Bonds pursuant to Section 12 of this Agreement.

     14. Meetings of Holders of Bonds. (a) The Registrar shall convene a meeting of the registered  holders of the Bonds for any lawful purpose  affecting  their interests upon receipt of a written request of the Province or a written request signed in one or more  counterparts  by the registered  holders of not less than
10% of the  principal  amount  of the  Bonds  then  outstanding  and upon  being indemnified as to its reasonable  satisfaction by the Province or the registered holders of Bonds  signing such  request,  as the case may be,  against the costs which may be  incurred  in  connection  with the  calling  and  holding  of such meeting.  If the Registrar fails to give notice convening such meeting within 30 days  after  receipt  of  such  request  and  indemnity,  the  Province  or such registered holders of Bonds, as the case may be, may convene such meeting. Every such  meeting  shall be held in  Toronto,  Canada or such other  place as may be approved or determined by the Province.

     (b) At  least  21  days'  notice  of any  meeting  shall  be  given  to the registered holders of the Bonds in the manner provided pursuant to the terms and conditions of the Bonds and a copy thereof  shall be sent by prepaid  courier to the Registrar  unless the meeting has been called by the  Registrar,  and to the
Province,  unless the meeting has been called by the Province. Such notice shall state the time,  place and purpose of the meeting and the general  nature of the business to be transacted  at the meeting,  and shall include a statement to the effect that, prior to 48 hours before the time fixed for the meeting, (i) in the case of Bonds issued in the form of a Global Bond, those persons recorded in the
Register,  or (ii) in the limited  circumstances  in which  Bonds in  definitive registered form have been issued,  those registered holders of Bonds who deposit their Bonds with the Registrar or any other person  authorized  for such purpose
by  the  Registrar  or  the  Province,   shall  be  entitled  to  obtain  voting
certificates for appointing proxies (subject to such procedures and requirements as the Province and the Registrar may prescribe),  but it shall not be necessary for any such  notice to set out the terms of any  resolution  to be  proposed at such meeting or any other provisions.

     (c) A registered  holder of Bonds may appoint any person by  instrument  in writing as the holder's proxy in respect of a meeting of the registered  holders of Bonds or any  adjournment  of such  meeting,  and such  proxy  shall have all rights of the registered holder of Bonds in respect of such meeting. All written notices to DTC of  meetings  shall  contain a  requirement  that the  registered holders  of Bonds  must  notify  clearing  system  participants  and,  if known, beneficial  owners  of  Bonds  of the  meeting  in  accordance  with  procedures established from time to time by such clearing systems.  The registered  holders of Bonds  shall seek  voting  instructions  on the  matters to be raised at such meeting from the clearing system  participants or, if known, from the beneficial owners of Bonds.

     (d) A  person,  who need  not be a  registered  holder  of  Bonds,  will be nominated in writing by the  Registrar as  chairperson  of the meeting and if no person is so nominated  or if the person so  nominated is not present  within 15 minutes  from the time fixed for the  holding  of the  meeting,  the  registered holders of the Bonds  present in person or by proxy  shall  choose  some  person present to be chairperson,  and failing such choice,  the Province may appoint a chairperson.

     (e) At a meeting of registered  holders of Bonds, a quorum shall consist of one or more  registered  holders  of Bonds  present  in  person  or by proxy who represent  at least a  majority  in  principal  amount  of the Bonds at the time outstanding. If a quorum of the registered holders of Bonds shall not be present within one-half hour after the time fixed for holding any meeting,  the meeting, if  convened  by or at the  request of  registered  holders  of Bonds,  shall be dissolved,  but if otherwise  convened the meeting shall stand adjourned without notice to the same day in the next week  (unless  such day is not a business day in the place  where the  meeting is to take  place in which case it shall  stand adjourned  until the next such  business day following  thereafter)  at the same time and place  unless the  chairperson  appoints  some other  place in Toronto,
Ontario, or some other day or time of which not less than seven (7) days' notice shall be given in the manner  provided  above.  At the adjourned  meeting one or more registered  holders of Bonds present in person or by proxy shall constitute a quorum and may  transact  the  business  for which the meeting was  originally convened  notwithstanding  that they may not  represent  at least a majority  in principal amount of the Bonds then outstanding.

     (f) The  chairperson  of any  meeting  at which a quorum of the  registered holders of Bonds is present may, with the consent of the registered holder(s) of a majority of principal  amount of the Bonds  represented  thereat,  adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

     (g) Every  motion or question  submitted  to a meeting  shall be decided by
Extraordinary  Resolution (as defined below) and in the first place by the votes given on a show of hands. At any such meeting, unless a poll is duly demanded as herein  provided,  a declaration by the  chairperson  that a resolution has been carried  or  carried  unanimously  or by a  particular  majority  or lost or not carried  by a  particular  majority  shall be  conclusive  of the  fact.  On any question submitted to a meeting when ordered by the chairperson or demanded by a show of hands by one or more registered  holders of Bonds acting in person or by proxy and holding at least 2% in principal amount of the Bonds then outstanding, a poll shall be taken in such manner as the chairperson shall direct.

     (h) On a poll,  each  registered  holder  of Bonds  present  in  person  or represented  by a proxy duly  appointed  by an  instrument  in writing  shall be entitled to one vote in respect of each U.S.$l,000  principal amount of Bonds of which the person  shall  then be the  registered  holder.  A proxy need not be a registered  holder of Bonds.  In the case of Bonds held jointly,  any one of the joint  registered  holders present in person or by proxy may vote in the absence of the other or  others;  but in case more than one of them be present in person or by proxy,  only one of them may vote in respect of each U.S.$1,000  principal amount of Bonds of which they are joint registered holders.

     (i) The Province and the Registrar,  by their  authorized  representatives, officers and directors, and the financial and legal advisors of the Province and the Registrar  may attend any meeting of the  registered  holders of Bonds,  but shall have no vote as such.

     (j) Except as set forth in Section 18 hereof, the registered holders of the
Bonds  may  consent  by  Extraordinary  Resolution  (as  defined  below)  to any modification  or amendment  proposed by the Province to this  Agreement  and the
Bonds.  An  Extraordinary  Resolution  duly passed at any such meeting  shall be binding on all registered holders of Bonds,  whether present or not; however, no such modification or amendment to this Agreement or the Bonds shall, without the consent of the registered holder of each such Bond affected thereby;  (a) change the Maturity Date of any Bond or change any Interest  Payment  Date;  (b) reduce the principal amount thereof or the rate of interest payable thereon; (c) change the coin or currency of payment of any Bond;  (d) impair the right to  institute suit for the enforcement of any such payment on or with respect to such Bond; or
(e) reduce the percentage of principal  amount of Bonds necessary for the taking of any action,  including  modification  or amendment  of this  Agreement or the terms and conditions of the Bonds,  or reduce the quorum required at any meeting of registered holders of Bonds.

     The term "Extraordinary  Resolution" is defined as a resolution passed at a meeting of registered holders of Bonds held in accordance with the provisions of this Agreement and the Bonds by the affirmative  vote of the registered  holders of not less than 66-2/3% of the principal amount of the Bonds represented at the meeting in person or by proxy and voted on the resolution or as an instrument in writing signed in one or more counterparts by the registered holders of not less than 66-2/3% in principal amount of the outstanding Bonds.

     (k)  Minutes  of all  resolutions  and  proceedings  at  every  meeting  of registered  holders  of Bonds held in  accordance  with the  provisions  of this
Agreement  shall be made and  entered in books to be from time to time  provided for that  purpose by the  Registrar  at the expense of the Province and any such minutes,  if signed by the chairperson of the meeting at which such  resolutions were passed or proceedings  taken,  or by the chairperson of the next succeeding meeting of the registered holders of Bonds, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the  proceedings  of which  minutes  shall  have been made,  shall be deemed to have  been duly held and  convened,  and all  resolutions  passed  and proceedings taken thereat to have been duly passed and taken.

     (l) Every Extraordinary Resolution passed in accordance with the provisions of this  Agreement at a meeting of registered  holders of Bonds shall be binding upon all the registered holders of Bonds, whether present at or absent from such meeting,  and every instrument in writing signed by registered  holders of Bonds in  accordance  with  paragraph (j) of this Section 14 shall be binding upon all the  registered  holders of Bonds  (whether or not a signatory).  Subject to the provisions for its indemnity herein  contained,  the Registrar shall be bound to give effect accordingly to every such Extraordinary Resolution.

     (m) The Registrar, or the Province with the approval of the Registrar,  may from time to time make, and from time to time vary, such regulations as it shall from time to time deem fit:

     (i)  for the deposit of instruments appointing proxies at such place as the
          Registrar, the Province or the registered holders of Bonds convening a meeting,  as the case may be, may in the notice convening such meeting direct; and

     (ii) for the deposit of  instruments  appointing  proxies at some  approved place or places  other  than the place at which the  meeting  is to be held and enabling  particulars of such instruments  appointing proxies to  be  mailed,  cabled  or  sent  by  any  other  means  of  recorded communication  before the meeting to the Province or to the  Registrar at the  place  where  the  same is to be held  and for the  voting  of proxies  so  deposited  as  though  the  instruments  themselves  were produced at the meeting.

     Any  regulation  so made shall be binding and  effective and votes given in accordance  therewith  shall  be  valid  and  shall  be  counted.  Save  as such regulations  may  provide,  the only  persons who shall be entitled to vote at a meeting of registered  holders of Bonds shall be the registered  holders thereof or their duly appointed proxies.

     15. Further Issues.  The Province may from time to time,  without notice to or the consent of the registered holders of the Bonds,  create and issue further bonds  ranking  pari passu with the Bonds in all  respects  (or in all  respects except for the  payment  of  interest  accruing  prior to the issue date of such further  bonds or except for the first  payment of interest  following the issue date of such further bonds) and so that such further bonds shall be consolidated and form a single  series  with the Bonds and  shall  have the same  terms as to status,  redemption or otherwise as the Bonds. Any further bonds shall be issued with the benefit of an agreement supplemental to this Agreement.

     16.  Reports.  The Registrar  shall furnish to the Province such reports as may be required by the Province  relative to the Registrar's  performance  under this Agreement. The Province may, whenever it deems it necessary,  inspect books and records maintained by the Registrar pursuant to this Agreement, if any.

     17.  Forwarding  of Notice.  If the  Registrar  shall receive any notice or demand  addressed to the Province  pursuant to the provisions of the Bonds,  the
Registrar shall promptly forward such notice or demand to the Province.

     18. Amendments. This Agreement and the Bonds may be amended or supplemented by the parties hereto, without notice to or the consent of the registered holder of any Bond, for the purpose of curing any ambiguity,  or of curing,  correcting or supplementing  any defective  provision  contained herein or in the Bonds, or effecting  the issue of  further  bonds as  described  under  Section 15 of this
Agreement,  or in any other  manner  which the  Province  may deem  necessary or desirable and which, in the reasonable opinion of the parties hereto,  shall not adversely affect the interests of the beneficial owners of the Bonds.

     19. Notices. (a) Any communications from the Province to the Registrar with respect to this  Agreement  shall be addressed to The Bank of New York, 15 Broad
Street,  26th  Floor,  New York,  New York  10005,  Attention:  Corporate  Trust
Department,  Fax No. (212) 235-2530 and any communications from the Registrar to the Province  with respect to this  Agreement  shall be addressed to the Ontario
Financing Authority,  One Dundas Street West, Suite 1400, Toronto,  Ontario, M5G
1Z3,  Attention:  Executive  Director,  Capital Markets Division,  Fax No. (416)
325-8111  (or such  other  address  as  shall be  specified  in  writing  by the
Registrar  or by the  Province,  as the case may be) and shall be  delivered  in person or sent by first  class  prepaid  courier  or by  facsimile  transmission subject, in the case of facsimile transmission,  to confirmation by telephone to the foregoing  addresses.  Such notice shall take effect in the case of delivery in person,  at the time of  delivery,  in the case of  delivery  by first  class prepaid  courier  seven (7)  business  days  after  dispatch  and in the case of delivery by facsimile transmission, at the time of confirmation by telephone.

     (b) All notices to the  registered  holders of Bonds will be  published  in
English in the Financial  Times in London,  England,  The Wall Street Journal in
New York,  U.S.A.,  The Globe and Mail in  Toronto,  Canada  and, as long as the
Bonds  are  listed  on the  Luxembourg  Stock  Exchange  and  the  rules  of the
Luxembourg  Stock  Exchange so require,  notices  will be published in a leading newspaper having general  circulation in Luxembourg (which is expected to be the
Luxemburger  Wort).  If at any time  publication  in any such  newspaper  is not practicable, notices will be valid if published in an English language newspaper with general circulation in the respective market regions as the Province,  with the approval of the Registrar,  shall determine. Any such notice shall be deemed to have been given on the date of such  publication  or, if published  more than once or on  different  dates,  on the first date on which  publication  is made.
Written  notice  will also be given to DTC,  provided at the time of such notice the Bonds are represented by the Global Bonds.

     20.  Governing Law and  Counterparts.  This Agreement shall be governed by, and interpreted in accordance  with, the laws of the Province of Ontario and the laws of Canada  applicable  in Ontario.  This  Agreement  may be executed in any number of  counterparts,  each of which shall be deemed an original,  but all of which together shall constitute one and the same instrument.

     21.  Headings.  The  headings for the  sections of this  Agreement  are for convenience only and are not part of this Agreement.

     22. Enurement.  Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     IN WITNESS  WHEREOF,  the parties  hereto have  executed this Fiscal Agency
Agreement as of the date first above written.

                                         PROVINCE OF ONTARIO

                                         By: /s/ Gadi Mayman
                                                 Name: Gadi Mayman
                                                 Title: Executive Director
                                                 Capital Markets Division
                                                 Ontario Financing Authority

                                         THE BANK OF NEW YORK

                                         By: /s/ Vanessa Mack
                                                Name: Vanessa Mack
                                                Title: Assistant Vice President

                                                                       EXHIBIT 1

Unless this  certificate  is presented by an  authorized  representative  of The
Depository Trust Company, a New York corporation (55 Water Street, New York, New
York) (the  "Depository"),  to the Province (as defined  below) or its agent for registration of transfer,  exchange or payment,  and any  certificate  issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized  representative  of the Depository (and any payment is made to Cede &
Co. or to such other entity as is requested by an authorized  representative  of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof,  Cede &
Co., has an interest herein.

REGISTERED
NO.  NT-A0001                                               CUSIP: 683234SD1
SERIES:  NT                                                 ISIN:   US683234SD14

                               PROVINCE OF ONTARIO
                        2.625% BOND DUE DECEMBER 15, 2005

     The  Province  of Ontario  (the  "Province"),  for value  received,  hereby promises to pay to Cede & Co., or its registered  assigns,  the principal sum of
FIVE HUNDRED  MILLION UNITED STATES DOLLARS  (U.S.$500,000,000)  (the "Principal
Amount") in lawful  money of the United  States of America on December  15, 2005
(the  "Maturity  Date") (or on such  earlier  date as the  Principal  Amount may become payable  hereunder),  upon presentation and surrender of this Bond and to pay interest  thereon,  together with Additional  Amounts (as defined below), if any, at the rate of 2.625% per annum from  November 26, 2002 until the principal hereof is paid.  Interest for the period from, and including,  November 26, 2002 to, but excluding,  June 15, 2003 will be payable on June 15, 2003 (the "Initial
Interest  Payment Date").  Thereafter,  interest on this Bond will be payable in two equal  semi-annual  installments  in arrears on the 15th day of June and the
15th day of December in each year (the  Initial  Interest  Payment Date and each such date an "Interest Payment Date").

     This is a fully registered  Global Bond (the "Global Bond") in respect of a duly  authorized  issue of debt  securities  of the Province  designated  as its
2.625% Bonds due December 15, 2005 (the "Bonds"). This Global Bond is limited in aggregate  principal  amount to  U.S.$500,000,000.  This Global Bond and all the rights of the registered  holder hereof are expressly subject to a Fiscal Agency
Agreement dated as of November 26, 2002 (the "Fiscal Agency Agreement")  between the  Province  and The  Bank of New  York,  as  fiscal  agent,  transfer  agent, registrar and principal paying agent (the  "Registrar",  which term includes any successor as fiscal agent, transfer agent, registrar and principal paying agent)
to which Fiscal Agency Agreement reference is hereby made for a statement of the respective  rights,  duties and  immunities of the  Province,  the Registrar and holders  of the Bonds and the terms  upon  which the Bonds  are,  and are to be, authenticated  and delivered.  This Global Bond and the Fiscal Agency  Agreement
together  constitute  a  contract,  all the  terms and  conditions  of which the registered  holder by acceptance  hereof assents to and is deemed to have notice
of. Capitalized terms not defined herein shall have the meaning assigned to them in the Fiscal  Agency  Agreement.  Further  references  herein to  principal  or interest  shall be deemed to also refer to any  Additional  Amounts which may be payable hereunder.

     This Global Bond is issued under the authority of Orders of the  Lieutenant
Governor in Council of Ontario,  made pursuant to the  Financial  Administration
Act (Ontario),  as amended.  This Global Bond shall for all purposes be governed by, and  construed in accordance  with,  the laws of the Province of Ontario and the laws of Canada applicable in Ontario.

     Payment of the principal of and interest on this Global Bond is a charge on and payable out of the Consolidated Revenue Fund of Ontario. This Global Bond is
a direct  unsecured  obligation  of the  Province  and as among the other Bonds, ranks pari passu and is payable without any preference or priority.  This Global
Bond ranks equally with all of the Province's other unsecured and unsubordinated indebtedness and obligations from time to time outstanding.

     Interest on this  Global  Bond will  accrue  from the most recent  Interest
Payment Date to which  interest has been paid,  or, if no interest has been paid or duly provided for,  from  November 26, 2002,  until the principal  hereof has been paid or duly made available for payment.  Any overdue principal or interest on this Global Bond shall bear  interest at the rate of 2.625% per annum (before as well as after  judgment)  until paid, or if earlier,  when the full amount of the monies  payable has been received by the Registrar and notice to that effect has been given in accordance with the provisions set forth herein.  The interest so payable,  and punctually  paid or duly provided for, on any Interest  Payment
Date will be paid to the person in whose name this  Global  Bond (or one or more predecessor  Global Bonds) is registered at the close of business on June 1st or
December 1st (whether or not a Business Day, as defined below),  as the case may be, next preceding such Interest  Payment Date (each such day a "Regular  Record
Date").  Any such interest not so  punctually  paid or duly provided for will be paid to the person in whose name this  Global  Bond (or one or more  predecessor
Global Bonds) is  registered  at the close of business on a special  record date for the payment of such defaulted interest to be fixed by the Registrar,  notice whereof  shall be given to the  registered  holder hereof not less than ten (10)
days  prior to such  special  record  date,  or be paid at any time in any other lawful  manner.  Interest  payments on this Global  Bond will  include  interest accrued to but excluding the Interest Payment Dates. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     For the purposes only of  disclosure  required by the Interest Act (Canada)
and without  affecting  the interest  payable to the  registered  holder of this
Global  Bond,  the yearly rate of interest  which is  equivalent  to the rate of interest  for any period of less than one year is the rate of interest  for such period multiplied by a fraction,  the numerator of which is the actual number of days in the 12-month  period  constituting  such year and commencing on the same day as such  period and the  denominator  of which is the actual  number of days elapsed in such 12-month period.

     In the event that the  Maturity  Date,  any  Interest  Payment  Date or any
Redemption Date (as defined in the Fiscal Agency Agreement) with respect to this
Global Bond shall be a day that is not a Business  Day,  the  registered  holder hereof shall not be entitled to payment until the next  following  Business Day, and no further  interest  shall be paid in respect of the delay in such payment, unless such next following  Business Day falls in the next  succeeding  calendar month,  in  which  case  the  related  payment  will be made on the  immediately preceding Business Day as if made on the date such payment was due. For purposes hereof,  "Business Day" means a day on which banking institutions in The City of
New York,  the City of London  and the City of  Toronto  are not  authorized  or obligated by law or executive order to close.

     If Bonds in  definitive  registered  form are issued in  exchange  for this
Global  Bond,  payment  of the  principal  of  such  Bonds  will  be  made  upon presentation  and  surrender  of  such  Bonds  at the  office  of the  Registrar maintained  for that purpose in the Borough of Manhattan,  The City and State of
New York,  or at the office of any Paying  Agent  appointed  by the Province for such purpose  pursuant to the Fiscal Agency  Agreement.  Payment of interest due prior to or on the Maturity Date will be made by forwarding by post or otherwise delivering a cheque, to the registered addresses of registered holders of Bonds, or,  at  the  option  of  the  Province,  otherwise  transferring  funds  to the registered  holders of the Bonds.  If the Maturity Date, the Redemption  Date or
any  Interest  Payment  Date is a Business  Day but is a day on which any Paying
Agent is closed at the applicable place of payment,  the registered  holder will not be entitled to payment at such  location  until the next  succeeding  day on which  banking  institutions  in such place of  payment  are not  authorized  or obligated by law or executive  order to be closed and no further  interest shall accrue in respect of the delay in such payment.

     Payment of the  principal of and interest on the Bonds will be made in such coin or currency of the United States of America as, at the time of payment,  is legal tender for payment of public and private debts.

     This Global Bond is not subject to any sinking  fund and is not  redeemable at the option of the Province,  unless certain events occur  involving  Canadian taxation as set forth  below,  and is not  repayable at the option of the holder prior to the Maturity Date.

     All payments of, or in respect of, principal of and interest on this Global
Bond will be made without withholding of or deduction for, or on account of, any present or future taxes,  duties,  assessments  or charges of whatsoever  nature imposed or levied by or on behalf of the  Government of Canada,  or any province or political  subdivision  thereof,  or any authority  thereof or agency therein having  power to tax,  unless such  taxes,  duties,  assessments  or charges are required  by  law or by  the  administration  or  interpretation  thereof  to be withheld or  deducted.  In that  event,  the  Province  (subject to its right of redemption  described  herein below) will pay to the  registered  holder of this
Global Bond such additional  amounts (the  "Additional  Amounts") as will result
(after  withholding  or  deduction  of the said taxes,  duties,  assessments  or charges)  in the  payment to the  holders of Bonds of the  amounts  which  would otherwise  have been  payable  in  respect  of the Bonds in the  absence of such taxes,  duties,  assessments or charges,  except that no such Additional Amounts shall be payable with respect to any Bond:

     (a)  a  beneficial  owner  of  which  is  subject  to such  taxes,  duties, assessments or charges in respect of such Bond by reason of such owner being connected with Canada  otherwise than merely by the ownership as a non-resident  of Canada of such Bond, but only to the extent of such owner's interest(s) therein; or

     (b)  presented  for  payment  more than 15 days  after the  Relevant  Date, except to the extent that the holder  thereof would have been entitled to such Additional  Amounts on the last day of such period of 15 days.
          For this purpose,  the  "Relevant  Date" in relation to any Bond means whichever is the later of:

          (i)  the date on which the payment in respect of such Bond becomes due and payable; or

          (ii) if the full amount of the moneys  payable on such date in respect of such Bond has not been  received by the  Registrar on or prior to such  date,  the date on  which  notice  is duly  given to the holders of Bonds that such moneys have been so received.

     Unless  previously   redeemed  for  tax  reasons,  as  provided  below,  or
repurchased by the Province, the Principal Amount of this Global Bond is due and payable on December 15, 2005.

     The Bonds may be redeemed at the option of the  Province in whole,  but not in part, at any time, on giving not less than 30 days' and no more than 60 days'
notice to  registered  holders  of Bonds in  accordance  with  Section 19 of the
Fiscal  Agency  Agreement  (which notice shall be  irrevocable),  at 100% of the principal  amount  thereof,  together  with  interest  accrued  thereon  to  the
Redemption  Date,  if  (a)  the  Province  has or  will  become  obliged  to pay
Additional  Amounts  as  provided  herein,  as a result  of any  change  in,  or amendment  to, the laws or  regulations  of Canada or any  province or political subdivision  thereof, or any authority thereof or agency therein having power to tax, or any change in the application or official interpretation of such laws or regulations,  which change or amendment  becomes  effective on or after November
20,  2002,  and (b) such  obligation  cannot be avoided by the  Province  taking reasonable  measures available to it, provided that no such notice of redemption shall be given  earlier  than 90 days  prior to the  earliest  date on which the
Province  would be  obliged  to pay such  Additional  Amounts  were a payment in respect  of the  Bonds  then  due.  Prior to the  publication  of any  notice of redemption  pursuant  to this  paragraph,  the  Province  shall  deliver  to the
Registrar a  certificate  signed by an officer of the Province  stating that the
Province is entitled to effect such  redemption and setting forth a statement of facts showing that the  conditions  precedent to the right of the Province so to redeem have occurred.

     The Registrar has been appointed registrar for the Bonds, and the Registrar will maintain at its office in the Borough of  Manhattan,  The City and State of
New York, a register (herein,  the "Register") for the registration of Bonds and
the   registration  of  transfers  and  exchanges  of  Bonds.   Subject  to  the
limitations,  terms and  conditions  set forth  herein and in the Fiscal  Agency
Agreement, this Global Bond may be transferred at the office of the Registrar by surrendering  this Global Bond for  cancellation,  and  thereupon  the Registrar shall issue and register in the name of the transferee,  in exchange herefor,  a new  Global  Bond (or  other  global  security  in the case of a  transfer  to a successor  depository)  having  identical terms and conditions and having a like aggregate principal amount in authorized denominations.

     Upon the occurrence of certain events  specified in Section 6 of the Fiscal
Agency  Agreement,  this  Global  Bond  is  exchangeable  at the  office  of the
Registrar for Bonds in definitive  registered form without coupons of authorized denominations of U.S.$1,000 and integral multiples thereof in an equal aggregate principal  amount and having identical terms and conditions as this Global Bond, except to the extent that such terms and conditions  specifically relate to this
Global Bond as a global security. On or after such exchange,  the Registrar,  to the extent reasonably practicable in the circumstances,  shall make all payments to be made in  respect  of  such  Bonds  in  definitive  registered  form to the registered  holders thereof  regardless of whether such exchange  occurred after the  record  date for such  payment.  If this  Global  Bond is  surrendered  for transfer,  it shall be accompanied  by a written  instrument of transfer in form satisfactory to the Registrar and executed by the registered holder in person or by the holder's  attorney duly authorized in writing.  No service charge will be imposed for any such  transfers  and exchanges in the normal course of business, but the Province may require  payment of a sum  sufficient to cover any stamp or other tax or other governmental charge in connection therewith.

     The Registrar shall not be required to register any transfer or exchange of this  Global  Bond  during  the  period  from  any  Regular  Record  Date to the corresponding  Interest  Payment  Date or during the period from the  Redemption
Record Date (as defined in the Fiscal Agency  Agreement) to the Redemption Date.
Neither the Province nor the Registrar shall be required to make any exchange of
Bonds,  if as a result  thereof,  the  Province  may incur  adverse tax or other similar consequences under the laws or regulations of any jurisdiction in effect at the time of the  exchange.  No provision of this Global Bond or of the Fiscal
Agency Agreement shall alter or impair the obligation of the Province,  which is absolute and unconditional,  to pay the principal of and interest on this Global
Bond  at the  time,  place  and  rate,  and  in the  coin  or  currency,  herein prescribed.

     The  Province,  the  Registrar and any Paying Agent may treat the holder in whose name this Global Bond is registered  as the absolute  owner hereof for all purposes,  whether or not this Global Bond is overdue, and none of the Province, the  Registrar or any Paying Agent shall be affected by notice to the  contrary.
All payments to or on the order of the registered holder of this Global Bond are valid and effectual to discharge the liability of the Province and the Registrar and any Paying Agent hereon to the extent of the sum or sums paid.

     This Global Bond will become  void unless  presented  for payment  within a period of the lesser of six (6) years, or the period prescribed by law, from the
Relevant Date (as defined above) for payment hereof.

     The  Province  and the  Registrar  may,  at any time or from  time to time, without  notice to or the consent of the  registered  holder of any Bond,  enter into one or more  agreements  supplemental  to the Fiscal  Agency  Agreement  to create and issue further bonds ranking pari passu with the Bonds in all respects
(or in all  respects  except for the payment of interest  accruing  prior to the issue date of such  further  bonds or except for the first  payment of  interest following  the issue date of such further  bonds) and so that such further bonds shall be consolidated and form a single series with the Bonds and shall have the same terms as to status, redemption or otherwise as the Bonds.

     The Fiscal Agency Agreement and the Bonds may be amended by the Province on the one hand,  and the  Registrar,  on the other hand,  without notice to or the consent  of the  registered  holder of any Bond,  for the  purpose of curing any ambiguity,  or curing,  correcting or  supplementing  any  defective  provisions contained  therein  or  herein,  or  effecting  the  issue of  further  bonds as described  above or in any other manner which the Province may deem necessary or desirable and which, in the reasonable opinion of the Province, on the one hand, and the Registrar, on the other hand, will not adversely affect the interests of the beneficial owners of Bonds.

     The Fiscal Agency Agreement  contains  provisions for convening meetings of registered  holders of Bonds to consent by Extraordinary  Resolution (as defined below) to any  modification or amendment  proposed by the Province to the Fiscal
Agency  Agreement   (except  as  provided  in  the  two  immediately   preceding
paragraphs) and the Bonds (including the terms and conditions contained herein).

     An  Extraordinary  Resolution  duly  passed  at any such  meeting  shall be binding on all registered holders of Bonds,  whether present or not; however, no such  modification  or amendment to the Fiscal Agency  Agreement or to the terms and conditions of the Bonds may, without the consent of the registered holder of each such Bond affected  thereby:  (a) change the Maturity Date of any such Bond or change any Interest Payment Date; (b) reduce the principal amount of any such
Bond or the rate of interest payable thereon; (c) change the currency of payment of any such Bond; (d) impair the right to institute suit for the  enforcement of any payment on or with respect to such Bond; or (e) reduce the percentage of the principal  amount of Bonds  necessary  for the taking of any  action,  including modification  or  amendment  of the  Fiscal  Agency  Agreement  or the terms and conditions  of the  Bonds,  or reduce  the  quorum  required  at any  meeting of registered holders of Bonds.

     The  term  "Extraordinary  Resolution"  is  defined  in the  Fiscal  Agency
Agreement as a resolution passed at a meeting of registered  holders of Bonds by the affirmative  vote of the registered  holders of not less than 66-2/3% of the principal  amount of Bonds  represented at the meeting in person or by proxy and voted on the  resolution or as an instrument in writing signed by the registered holders of not less than 66-2/3% in principal  amount of the  outstanding  Bonds.
The quorum at any such meeting for passing an Extraordinary Resolution is one or more registered  holders of Bonds present in person or by proxy who represent at least a majority in principal amount of the Bonds at the time outstanding, or at any  adjourned  meeting  called by the  Province or the  Registrar,  one or more persons being or representing registered holders of Bonds whatever the principal amount of the Bonds so held or represented.

     All notices to the registered holders of Bonds will be published in English in the Financial Times in London,  The Wall Street Journal in New York,  U.S.A.,
The Globe and Mail in Toronto, Canada and as long as the Bonds are listed on the
Luxembourg  Stock  Exchange and the rules of the  Luxembourg  Stock  Exchange so require,  notices  will be  published  in a  leading  newspaper  having  general circulation in Luxembourg (which is expected to be the Luxemburger  Wort). If at any time publication in any such newspaper is not  practicable,  notices will be valid if published in an English language newspaper with general  circulation in the  respective  market  regions  as the  Province,  with  the  approval  of the
Registrar,  shall determine.  Any such notice shall be deemed to have been given on the date of such  publication or, if published more than once or on different dates, on the first date on which publication is made.

     For so long as the Bonds are listed on the Luxembourg Stock Exchange and if the rules of such stock  exchange on which the Bonds are listed so require,  the
Province  agrees  to  appoint  and  maintain  a  transfer  and  paying  agent in
Luxembourg.

     Unless the  certificate of  authentication  hereon has been executed by the
Registrar  by manual  signature,  this  Global Bond shall not be entitled to any benefit  under the Fiscal  Agency  Agreement or be valid or  obligatory  for any purpose.

     IN WITNESS WHEREOF, the Province of Ontario,  pursuant to due authorization of law,  has  caused  this  Global  Bond to be duly  executed  by an  authorized representative and the Seal of the Minister of Finance to be imprinted hereon.

DATED:  November 26, 2002                        PROVINCE OF ONTARIO

                                                 By:
                                                    Authorized Signing Officer

                                                 SEAL OF THE MINISTER OF FINANCE

REGISTRAR'S CERTIFICATE
OF AUTHENTICATION

This is one of the Bonds of the series  designated  therein  referred  to in the within-mentioned Fiscal Agency Agreement.

THE BANK OF NEW YORK
  as Registrar

By:
       Authorized Signatory

Unless this  certificate  is presented by an  authorized  representative  of The
Depository Trust Company, a New York corporation (55 Water Street, New York, New
York) (the  "Depository"),  to the Province (as defined  below) or its agent for registration of transfer,  exchange or payment,  and any  certificate  issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized  representative  of the Depository (and any payment is made to Cede &
Co. or to such other entity as is requested by an authorized  representative  of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof,  Cede &
Co., has an interest herein.

REGISTERED
NO.  NT-A0002                                               CUSIP: 683234SD1
SERIES:  NT                                                 ISIN:   US683234SD14

                               PROVINCE OF ONTARIO
                        2.625% BOND DUE DECEMBER 15, 2005

     The  Province  of Ontario  (the  "Province"),  for value  received,  hereby promises to pay to Cede & Co., or its registered  assigns,  the principal sum of
TWO  HUNDRED  FIFTY  MILLION  UNITED  STATES  DOLLARS   (U.S.$250,000,000)  (the
"Principal  Amount") in lawful money of the United States of America on December
15, 2005 (the "Maturity  Date") (or on such earlier date as the Principal Amount may become payable hereunder),  upon presentation and surrender of this Bond and to pay interest thereon, together with Additional Amounts (as defined below), if any, at the rate of 2.625% per annum from  November 26, 2002 until the principal hereof is paid.  Interest for the period from, and including,  November 26, 2002 to, but excluding,  June 15, 2003 will be payable on June 15, 2003 (the "Initial
Interest  Payment Date").  Thereafter,  interest on this Bond will be payable in two equal  semi-annual  installments  in arrears on the 15th day of June and the
15th day of December in each year (the  Initial  Interest  Payment Date and each such date an "Interest Payment Date").

     This is a fully registered  Global Bond (the "Global Bond") in respect of a duly  authorized  issue of debt  securities  of the Province  designated  as its
2.625% Bonds due December 15, 2005 (the "Bonds"). This Global Bond is limited in aggregate  principal  amount to  U.S.$250,000,000.  This Global Bond and all the rights of the registered  holder hereof are expressly subject to a Fiscal Agency
Agreement dated as of November 26, 2002 (the "Fiscal Agency Agreement")  between the  Province  and The  Bank of New  York,  as  fiscal  agent,  transfer  agent, registrar and principal paying agent (the  "Registrar",  which term includes any successor as fiscal agent, transfer agent, registrar and principal paying agent)
to which Fiscal Agency Agreement reference is hereby made for a statement of the respective  rights,  duties and  immunities of the  Province,  the Registrar and holders  of the Bonds and the terms  upon  which the Bonds  are,  and are to be, authenticated  and delivered.  This Global Bond and the Fiscal Agency  Agreement
together  constitute  a  contract,  all the  terms and  conditions  of which the registered  holder by acceptance  hereof assents to and is deemed to have notice
of. Capitalized terms not defined herein shall have the meaning assigned to them in the Fiscal  Agency  Agreement.  Further  references  herein to  principal  or interest  shall be deemed to also refer to any  Additional  Amounts which may be payable hereunder.

     This Global Bond is issued under the authority of Orders of the  Lieutenant
Governor in Council of Ontario,  made pursuant to the  Financial  Administration
Act (Ontario),  as amended.  This Global Bond shall for all purposes be governed by, and  construed in accordance  with,  the laws of the Province of Ontario and the laws of Canada applicable in Ontario.

     Payment of the principal of and interest on this Global Bond is a charge on and payable out of the Consolidated Revenue Fund of Ontario. This Global Bond is
a direct  unsecured  obligation  of the  Province  and as among the other Bonds, ranks pari passu and is payable without any preference or priority.  This Global
Bond ranks equally with all of the Province's other unsecured and unsubordinated indebtedness and obligations from time to time outstanding.

     Interest on this  Global  Bond will  accrue  from the most recent  Interest
Payment Date to which  interest has been paid,  or, if no interest has been paid or duly provided for,  from  November 26, 2002,  until the principal  hereof has been paid or duly made available for payment.  Any overdue principal or interest on this Global Bond shall bear  interest at the rate of 2.625% per annum (before as well as after  judgment)  until paid, or if earlier,  when the full amount of the monies  payable has been received by the Registrar and notice to that effect has been given in accordance with the provisions set forth herein.  The interest so payable,  and punctually  paid or duly provided for, on any Interest  Payment
Date will be paid to the person in whose name this  Global  Bond (or one or more predecessor  Global Bonds) is registered at the close of business on June 1st or
December 1st (whether or not a Business Day, as defined below),  as the case may be, next preceding such Interest  Payment Date (each such day a "Regular  Record
Date").  Any such interest not so  punctually  paid or duly provided for will be paid to the person in whose name this  Global  Bond (or one or more  predecessor
Global Bonds) is  registered  at the close of business on a special  record date for the payment of such defaulted interest to be fixed by the Registrar,  notice whereof  shall be given to the  registered  holder hereof not less than ten (10)
days  prior to such  special  record  date,  or be paid at any time in any other lawful  manner.  Interest  payments on this Global  Bond will  include  interest accrued to but excluding the Interest Payment Dates. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     For the purposes only of  disclosure  required by the Interest Act (Canada)
and without  affecting  the interest  payable to the  registered  holder of this
Global  Bond,  the yearly rate of interest  which is  equivalent  to the rate of interest  for any period of less than one year is the rate of interest  for such period multiplied by a fraction,  the numerator of which is the actual number of days in the 12-month  period  constituting  such year and commencing on the same day as such  period and the  denominator  of which is the actual  number of days elapsed in such 12-month period.

     In the event that the  Maturity  Date,  any  Interest  Payment  Date or any
Redemption Date (as defined in the Fiscal Agency Agreement) with respect to this
Global Bond shall be a day that is not a Business  Day,  the  registered  holder hereof shall not be entitled to payment until the next  following  Business Day, and no further  interest  shall be paid in respect of the delay in such payment, unless such next following  Business Day falls in the next  succeeding  calendar month,  in  which  case  the  related  payment  will be made on the  immediately preceding Business Day as if made on the date such payment was due. For purposes hereof,  "Business Day" means a day on which banking institutions in The City of
New York,  the City of London  and the City of  Toronto  are not  authorized  or obligated by law or executive order to close.

     If Bonds in  definitive  registered  form are issued in  exchange  for this
Global  Bond,  payment  of the  principal  of  such  Bonds  will  be  made  upon presentation  and  surrender  of  such  Bonds  at the  office  of the  Registrar maintained  for that purpose in the Borough of Manhattan,  The City and State of
New York,  or at the office of any Paying  Agent  appointed  by the Province for such purpose  pursuant to the Fiscal Agency  Agreement.  Payment of interest due prior to or on the Maturity Date will be made by forwarding by post or otherwise delivering a cheque, to the registered addresses of registered holders of Bonds, or,  at  the  option  of  the  Province,  otherwise  transferring  funds  to the registered  holders of the Bonds.  If the Maturity Date, the Redemption  Date or
any  Interest  Payment  Date is a Business  Day but is a day on which any Paying
Agent is closed at the applicable place of payment,  the registered  holder will not be entitled to payment at such  location  until the next  succeeding  day on which  banking  institutions  in such place of  payment  are not  authorized  or obligated by law or executive  order to be closed and no further  interest shall accrue in respect of the delay in such payment.

     Payment of the  principal of and interest on the Bonds will be made in such coin or currency of the United States of America as, at the time of payment,  is legal tender for payment of public and private debts.

     This Global Bond is not subject to any sinking  fund and is not  redeemable at the option of the Province,  unless certain events occur  involving  Canadian taxation as set forth  below,  and is not  repayable at the option of the holder prior to the Maturity Date.

     All payments of, or in respect of, principal of and interest on this Global
Bond will be made without withholding of or deduction for, or on account of, any present or future taxes,  duties,  assessments  or charges of whatsoever  nature imposed or levied by or on behalf of the  Government of Canada,  or any province or political  subdivision  thereof,  or any authority  thereof or agency therein having  power to tax,  unless such  taxes,  duties,  assessments  or charges are required  by  law or by  the  administration  or  interpretation  thereof  to be withheld or  deducted.  In that  event,  the  Province  (subject to its right of redemption  described  herein below) will pay to the  registered  holder of this
Global Bond such additional  amounts (the  "Additional  Amounts") as will result
(after  withholding  or  deduction  of the said taxes,  duties,  assessments  or charges)  in the  payment to the  holders of Bonds of the  amounts  which  would otherwise  have been  payable  in  respect  of the Bonds in the  absence of such taxes,  duties,  assessments or charges,  except that no such Additional Amounts shall be payable with respect to any Bond:

     (a)  a  beneficial  owner  of  which  is  subject  to such  taxes,  duties, assessments or charges in respect of such Bond by reason of such owner being connected with Canada  otherwise than merely by the ownership as a non-resident  of Canada of such Bond, but only to the extent of such owner's interest(s) therein; or

     (b)  presented  for  payment  more than 15 days  after the  Relevant  Date, except to the extent that the holder  thereof would have been entitled to such Additional  Amounts on the last day of such period of 15 days.
          For this purpose,  the  "Relevant  Date" in relation to any Bond means whichever is the later of:

          (i)  the date on which the payment in respect of such Bond becomes due and payable; or

          (ii) if the full amount of the moneys  payable on such date in respect of such Bond has not been  received by the  Registrar on or prior to such  date,  the date on  which  notice  is duly  given to the holders of Bonds that such moneys have been so received.

     Unless  previously   redeemed  for  tax  reasons,  as  provided  below,  or
repurchased by the Province, the Principal Amount of this Global Bond is due and payable on December 15, 2005.

     The Bonds may be redeemed at the option of the  Province in whole,  but not in part, at any time, on giving not less than 30 days' and no more than 60 days'
notice to  registered  holders  of Bonds in  accordance  with  Section 19 of the
Fiscal  Agency  Agreement  (which notice shall be  irrevocable),  at 100% of the principal  amount  thereof,  together  with  interest  accrued  thereon  to  the
Redemption  Date,  if  (a)  the  Province  has or  will  become  obliged  to pay
Additional  Amounts  as  provided  herein,  as a result  of any  change  in,  or amendment  to, the laws or  regulations  of Canada or any  province or political subdivision  thereof, or any authority thereof or agency therein having power to tax, or any change in the application or official interpretation of such laws or regulations,  which change or amendment  becomes  effective on or after November
20,  2002,  and (b) such  obligation  cannot be avoided by the  Province  taking reasonable  measures available to it, provided that no such notice of redemption shall be given  earlier  than 90 days  prior to the  earliest  date on which the
Province  would be  obliged  to pay such  Additional  Amounts  were a payment in respect  of the  Bonds  then  due.  Prior to the  publication  of any  notice of redemption  pursuant  to this  paragraph,  the  Province  shall  deliver  to the
Registrar a  certificate  signed by an officer of the Province  stating that the
Province is entitled to effect such  redemption and setting forth a statement of facts showing that the  conditions  precedent to the right of the Province so to redeem have occurred.

     The Registrar has been appointed registrar for the Bonds, and the Registrar will maintain at its office in the Borough of  Manhattan,  The City and State of
New York, a register (herein,  the "Register") for the registration of Bonds and
the   registration  of  transfers  and  exchanges  of  Bonds.   Subject  to  the
limitations,  terms and  conditions  set forth  herein and in the Fiscal  Agency
Agreement, this Global Bond may be transferred at the office of the Registrar by surrendering  this Global Bond for  cancellation,  and  thereupon  the Registrar shall issue and register in the name of the transferee,  in exchange herefor,  a new  Global  Bond (or  other  global  security  in the case of a  transfer  to a successor  depository)  having  identical terms and conditions and having a like aggregate principal amount in authorized denominations.

     Upon the occurrence of certain events  specified in Section 6 of the Fiscal
Agency  Agreement,  this  Global  Bond  is  exchangeable  at the  office  of the
Registrar for Bonds in definitive  registered form without coupons of authorized denominations of U.S.$1,000 and integral multiples thereof in an equal aggregate principal  amount and having identical terms and conditions as this Global Bond, except to the extent that such terms and conditions  specifically relate to this
Global Bond as a global security. On or after such exchange,  the Registrar,  to the extent reasonably practicable in the circumstances,  shall make all payments to be made in  respect  of  such  Bonds  in  definitive  registered  form to the registered  holders thereof  regardless of whether such exchange  occurred after the  record  date for such  payment.  If this  Global  Bond is  surrendered  for transfer,  it shall be accompanied  by a written  instrument of transfer in form satisfactory to the Registrar and executed by the registered holder in person or by the holder's  attorney duly authorized in writing.  No service charge will be imposed for any such  transfers  and exchanges in the normal course of business, but the Province may require  payment of a sum  sufficient to cover any stamp or other tax or other governmental charge in connection therewith.

     The Registrar shall not be required to register any transfer or exchange of this  Global  Bond  during  the  period  from  any  Regular  Record  Date to the corresponding  Interest  Payment  Date or during the period from the  Redemption
Record Date (as defined in the Fiscal Agency  Agreement) to the Redemption Date.
Neither the Province nor the Registrar shall be required to make any exchange of
Bonds,  if as a result  thereof,  the  Province  may incur  adverse tax or other similar consequences under the laws or regulations of any jurisdiction in effect at the time of the  exchange.  No provision of this Global Bond or of the Fiscal
Agency Agreement shall alter or impair the obligation of the Province,  which is absolute and unconditional,  to pay the principal of and interest on this Global
Bond  at the  time,  place  and  rate,  and  in the  coin  or  currency,  herein prescribed.

     The  Province,  the  Registrar and any Paying Agent may treat the holder in whose name this Global Bond is registered  as the absolute  owner hereof for all purposes,  whether or not this Global Bond is overdue, and none of the Province, the  Registrar or any Paying Agent shall be affected by notice to the  contrary.
All payments to or on the order of the registered holder of this Global Bond are valid and effectual to discharge the liability of the Province and the Registrar and any Paying Agent hereon to the extent of the sum or sums paid.

     This Global Bond will become  void unless  presented  for payment  within a period of the lesser of six (6) years, or the period prescribed by law, from the
Relevant Date (as defined above) for payment hereof.

     The  Province  and the  Registrar  may,  at any time or from  time to time, without  notice to or the consent of the  registered  holder of any Bond,  enter into one or more  agreements  supplemental  to the Fiscal  Agency  Agreement  to create and issue further bonds ranking pari passu with the Bonds in all respects
(or in all  respects  except for the payment of interest  accruing  prior to the issue date of such  further  bonds or except for the first  payment of  interest following  the issue date of such further  bonds) and so that such further bonds shall be consolidated and form a single series with the Bonds and shall have the same terms as to status, redemption or otherwise as the Bonds.

     The Fiscal Agency Agreement and the Bonds may be amended by the Province on the one hand,  and the  Registrar,  on the other hand,  without notice to or the consent  of the  registered  holder of any Bond,  for the  purpose of curing any ambiguity,  or curing,  correcting or  supplementing  any  defective  provisions contained  therein  or  herein,  or  effecting  the  issue of  further  bonds as described  above or in any other manner which the Province may deem necessary or desirable and which, in the reasonable opinion of the Province, on the one hand, and the Registrar, on the other hand, will not adversely affect the interests of the beneficial owners of Bonds.

     The Fiscal Agency Agreement  contains  provisions for convening meetings of registered  holders of Bonds to consent by Extraordinary  Resolution (as defined below) to any  modification or amendment  proposed by the Province to the Fiscal
Agency  Agreement   (except  as  provided  in  the  two  immediately   preceding
paragraphs) and the Bonds (including the terms and conditions contained herein).

     An  Extraordinary  Resolution  duly  passed  at any such  meeting  shall be binding on all registered holders of Bonds,  whether present or not; however, no such  modification  or amendment to the Fiscal Agency  Agreement or to the terms and conditions of the Bonds may, without the consent of the registered holder of each such Bond affected  thereby:  (a) change the Maturity Date of any such Bond or change any Interest Payment Date; (b) reduce the principal amount of any such
Bond or the rate of interest payable thereon; (c) change the currency of payment of any such Bond; (d) impair the right to institute suit for the  enforcement of any payment on or with respect to such Bond; or (e) reduce the percentage of the principal  amount of Bonds  necessary  for the taking of any  action,  including modification  or  amendment  of the  Fiscal  Agency  Agreement  or the terms and conditions  of the  Bonds,  or reduce  the  quorum  required  at any  meeting of registered holders of Bonds.

     The  term  "Extraordinary  Resolution"  is  defined  in the  Fiscal  Agency
Agreement as a resolution passed at a meeting of registered  holders of Bonds by the affirmative  vote of the registered  holders of not less than 66-2/3% of the principal  amount of Bonds  represented at the meeting in person or by proxy and voted on the  resolution or as an instrument in writing signed by the registered holders of not less than 66-2/3% in principal  amount of the outstanding  Bonds.
The quorum at any such meeting for passing an Extraordinary Resolution is one or more registered  holders of Bonds present in person or by proxy who represent at least a majority in principal amount of the Bonds at the time outstanding, or at any  adjourned  meeting  called by the  Province or the  Registrar,  one or more persons being or representing registered holders of Bonds whatever the principal amount of the Bonds so held or represented.

     All notices to the registered holders of Bonds will be published in English in the Financial Times in London,  The Wall Street Journal in New York,  U.S.A.,
The Globe and Mail in Toronto, Canada and as long as the Bonds are listed on the
Luxembourg  Stock  Exchange and the rules of the  Luxembourg  Stock  Exchange so require,  notices  will be  published  in a  leading  newspaper  having  general circulation in Luxembourg (which is expected to be the Luxemburger  Wort). If at any time publication in any such newspaper is not  practicable,  notices will be valid if published in an English language newspaper with general  circulation in the  respective  market  regions  as the  Province,  with  the  approval  of the
Registrar,  shall determine.  Any such notice shall be deemed to have been given on the date of such  publication or, if published more than once or on different dates, on the first date on which publication is made.

     For so long as the Bonds are listed on the Luxembourg Stock Exchange and if the rules of such stock  exchange on which the Bonds are listed so require,  the
Province  agrees  to  appoint  and  maintain  a  transfer  and  paying  agent in
Luxembourg.

     Unless the  certificate of  authentication  hereon has been executed by the
Registrar  by manual  signature,  this  Global Bond shall not be entitled to any benefit  under the Fiscal  Agency  Agreement or be valid or  obligatory  for any purpose.

     IN WITNESS WHEREOF, the Province of Ontario,  pursuant to due authorization of law,  has  caused  this  Global  Bond to be duly  executed  by an  authorized representative and the Seal of the Minister of Finance to be imprinted hereon.

DATED:  November 26, 2002                        PROVINCE OF ONTARIO

                                                 By:
                                                    Authorized Signing Officer

                                                 SEAL OF THE MINISTER OF FINANCE

REGISTRAR'S CERTIFICATE
OF AUTHENTICATION

This is one of the Bonds of the series  designated  therein  referred  to in the within-mentioned Fiscal Agency Agreement.

THE BANK OF NEW YORK
  as Registrar

By:
       Authorized Signatory

                                                           CONFORMED COPY

                         Dated as of November 20, 2002

                              PROVINCE OF ONTARIO

                                U.S.$750,000,000

                       2.625% Bonds due December 15, 2005

                             UNDERWRITING AGREEMENT

                              Province of Ontario

                             Underwriting Agreement

                               November 20, 2002

BNP Paribas Securities Corp.
Deutsche Bank Securities Inc.
The Toronto-Dominion Bank
As representatives of the several Underwriters
c/o  Deutsche Bank Securities Inc.
31 West 52nd Street
New York, NY
10019  USA

Dear Sirs:

     The Province of Ontario  (the  "Province")  proposes to sell the  principal amount of its securities  identified in Schedule I hereto (the  "Securities") to the underwriters named in Schedule II hereto (the "Underwriters"),  for whom you are acting as representatives  (the  "Representatives").  The Securities will be issued in the form of one or more fully registered  permanent global  securities
(the  "Global  Securities")  registered  in the name of Cede &  Co.,  as the nominee of The Depository  Trust Company  ("DTC"),  subject to the provisions of the fiscal agency agreement  identified on Schedule I hereto (the "Fiscal Agency
Agreement"). This is to confirm the arrangements with respect to the purchase of the Securities by the Underwriters.

     1. Representations and Warranties. The Province represents and warrants to, and agrees with, the Underwriters that:

          (i) The Province has filed with the Securities and Exchange Commission
     (the  "Commission")  a registration  statement or  registration  statements under Schedule B of the Securities Act of 1933, as amended (the "Securities
     Act"),  which has or have become  effective,  for the  registration  of any
     Securities which may be sold in the United States under the Securities Act.
     Each such registration statement, as amended at the date of this Agreement, complies in all material  respects with the  requirements of the Securities
     Act and the rules and regulations thereunder. The Province proposes to file with  the  Commission  pursuant  to Rule 424  under  the  Securities  Act a
     supplement  to  the  form  of  prospectus   included  in  the  most  recent
     registration  statement,  or amendment  thereto,  filed with the Commission relating to the  Securities  and the plan of  distribution  thereof and has advised you of all further  information  (financial and other) with respect to the  Province to be set forth  therein.  The  registration  statement or registration  statements,  including the exhibits thereto and the documents incorporated  by  reference  therein,  as  amended  at  the  date  of  this
     Agreement, is or are hereinafter called the "Registration  Statement";  the prospectus in the form in which it appears in the  Registration  Statement, including the documents  incorporated by reference therein,  is hereinafter called the "Basic Prospectus"; such supplemented form of prospectus, in the form in which it shall be filed with the  Commission  pursuant  to Rule 424
     (including  the  Basic  Prospectus  as  so  supplemented),   including  the
     documents  incorporated  by reference  therein,  is hereinafter  called the
     "Final Prospectus";  and any preliminary form of the Final Prospectus which has  heretofore  been filed  pursuant to Rule 424,  including the documents incorporated by reference  therein,  is hereinafter called the "Preliminary
     Final Prospectus".

          (ii) The documents filed by the Province with the Commission  pursuant to the  Securities  Exchange Act of 1934, as amended (the  "Exchange  Act")
     that are  incorporated  by reference in the Final  Prospectus,  at the time they were filed with the Commission, complied in all material respects with the  requirements  of the  Exchange  Act  and  the  rules  and  regulations thereunder.

          (iii) As of the date hereof,  when the Final Prospectus is first filed pursuant to Rule 424 under the Securities  Act, when,  prior to the Closing
     Date (as hereinafter defined),  any amendment to the Registration Statement becomes  effective,  when any  supplement to the Final  Prospectus is filed with  the  Commission  and  at  the  Closing  Date,  (x)  the  Registration
     Statement,  as  amended  as of any such time and the Final  Prospectus,  as amended or  supplemented  as of any such time,  complied and will comply in all material  respects with the applicable  requirements  of the Securities
     Act and the  rules  and  regulations  thereunder  and (y) the  Registration
     Statement,  as amended as of any such time, did not or will not contain any untrue  statement  of a material  fact or omit to state any  material  fact required to be stated  therein or necessary in order to make the statements therein not misleading and the Final Prospectus, as amended or supplemented as of any such time,  will not contain any untrue  statement  of a material fact or omit to state any material  fact  required to be stated  therein or necessary  in order to make the  statements  therein,  in the  light of the circumstances  under  which  they  were  made,  not  misleading;  provided, however, that the Province makes no representations or warranties as to the information contained in or omitted from the Registration  Statement or the
     Final Prospectus or any amendment thereof or supplement thereto in reliance upon  and in  conformity  with  information  furnished  in  writing  to the
     Province by or on behalf of any  Underwriter  through  the  Representatives specifically for use in connection with the preparation of the Registration
     Statement and the Final Prospectus.

     2. Purchase and Sale.  Subject to the terms and  conditions and in reliance upon the representations and warranties herein set forth, the Province agrees to sell to each  Underwriter,  and each  Underwriter,  severally  and not  jointly, agrees  to  purchase  from the  Province,  at the  purchase  price  set forth in
Schedule I hereto,  the principal  amount of the  Securities  set forth opposite such Underwriter's name in Schedule II hereto.

     3. Delivery and Payment.  Delivery of and payment for the Securities  shall be made at the  office,  on the date and at the time  specified  in  Schedule  I hereto  (or such  later  date not  later  than five  business  days  after  such specified date as the  Representatives and the Province shall agree upon), which date and time may be postponed by agreement between the  Representatives and the
Province or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date").  Delivery of the Global Securities shall be made to the Representatives or to their order for the  respective  accounts of the  several  Underwriters  against  payment by the several  Underwriters  through the Representatives of the purchase price thereof to the Province in immediately  available (same day) funds by transfer to a U.S.
dollar  account  specified  by the  Province.  The  Global  Securities  shall be substantially  in the form annexed to the Fiscal Agency Agreement and registered in the name of Cede & Co., as nominee of DTC.

     The Global  Securities  shall be made available for inspection and checking by the  Representatives  in Toronto,  Ontario not later than 3:00 P.M.  (Toronto time) on the  business  day prior to the  Closing  Date.  For  purposes  of this
Agreement,  "business  day" shall mean a day on which  banking  institutions  in
Toronto are not authorized or obligated by law or executive order to be closed.

     4. Listing.  The Province agrees with the  Underwriters to file or cause to be filed an application to list the Securities on the Luxembourg  Stock Exchange
(the "Stock Exchange") prior to the Closing Date. The Province further agrees to furnish  to the Stock  Exchange  all  documents,  instruments,  information  and undertakings  and to publish all  advertisements  or other  material that may be necessary  in order to effect  the  listing of the  Securities  and to cause the listing of the  Securities on the Stock  Exchange to be continued for so long as any of the Securities  remain  outstanding;  provided,  however,  that if in the opinion of the Province,  the  continuation  of such listing shall become unduly onerous,  then the Province may delist the Securities  from the Stock  Exchange;
provided,  further,  that if the Securities are to be so delisted from the Stock
Exchange,  the  Province  will use its best efforts to obtain the listing of the
Securities  on  another  securities  exchange   reasonably   acceptable  to  the
Representatives and the Province prior to the delisting from the Stock Exchange.
The provisions of this section shall apply to any other  securities  exchange on which the Securities may be listed mutatis mutandis.

     5. Agreements. (a) The Province and the Underwriters agree that:

          (i) Prior to the  termination of the offering of the  Securities,  the
     Province will not file any  amendment to the  Registration  Statement,  any supplement  to the Final  Prospectus or any document that would as a result thereof be  incorporated by reference in the Final  Prospectus,  unless the
     Province has furnished to the Underwriters a copy for their review prior to filing  and  will  not file any  such  proposed  amendment,  supplement  or document  to which the  Underwriters  reasonably  object,  except  that the
     Underwriters  may not object to the filing,  as exhibits to an amendment on
     Form  18-K/A to the  Province's  Annual  Report on Form  18-K,  of  reports prepared by the Province and the Ontario Electricity  Financial Corporation
     in the ordinary  course.  Subject to the foregoing  sentence,  the Province will cause the Final Prospectus to be filed (or mailed for filing) with the
     Commission  pursuant to Rule 424. The  Province  will  promptly  advise the
     Representatives (i) when the Final Prospectus or any document that would as a result thereof be incorporated by reference in the Final Prospectus shall have been filed (or mailed for filing) with the  Commission,  (ii) when any amendment to the  Registration  Statement  relating to the Securities shall have  become  effective,  (iii) of any  request by the  Commission  for any amendment of the  Registration  Statement or amendment of or  supplement to the Final Prospectus or for any additional  information relating thereto or to any document incorporated by reference in the Final Prospectus,  (iv) of
     the  issuance  by  the   Commission  of  any  stop  order   suspending  the
     effectiveness  of  the   Registration   Statement  or  the  institution  or
     threatening  of any  proceeding  for that purpose and (v) of the receipt by the  Province of any  notification  with respect to the  suspension  of the qualification  of  the  Securities  for  sale  in any  jurisdiction  or the initiation or threatening of any proceeding for such purpose.  The Province will use its best  efforts to prevent  the  issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (ii) If, at any time when a prospectus  relating to the  Securities is required to be delivered  under the  Securities  Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented  would include  any  untrue  statement  of a  material  fact or omit to state  any material fact necessary to make the statements  therein in the light of the circumstances under which they were made not misleading,  or if it shall be necessary to amend or  supplement  the Final  Prospectus to comply with the
     Securities  Act or the  rules  and  regulations  thereunder,  the  Province promptly  will prepare and file with the  Commission,  subject to the first sentence of paragraph  (a)(i) of this Section 5, an amendment or supplement at its own expense  which will  correct  such  statement  or omission or an amendment which will effect such compliance.

          (iii) The  Province  will make  generally  available  to its  security holders and to the  Representatives  as soon as practicable after the close of its first fiscal year beginning after the date hereof, statements of its revenues  and  expenditures  for such  fiscal  year which will  satisfy the provisions of Section 11(a) of the Securities Act and the applicable  rules and regulations thereunder.

          (iv) The Province will furnish to the  Representatives,  upon request, without charge,  copies of the Registration  Statement  (including exhibits thereto and documents incorporated by reference therein) and each amendment thereto  which shall become  effective on or prior to the Closing Date and, so long as delivery of a prospectus  by an  Underwriter  or a dealer may be required by the  Securities  Act, as many copies of any  Preliminary  Final
     Prospectus  and  the  Final  Prospectus  and  any  amendments  thereof  and supplements thereto as the Representatives may reasonably request.

          (v) The Province will arrange for the  qualification of the Securities for  offer  and  sale  and  the  determination  of  their  eligibility  for investment under the securities laws of such states and other jurisdictions of the United States as the Representatives may designate and will maintain such  qualifications  in effect so long as required for the distribution of the Securities; provided, however, that the Province shall not be obligated to  consent to  general  service of process  under the laws of any state or other jurisdiction.

          (vi) The Province will pay (i) all expenses in connection with (a) the preparation,  issue,  execution and delivery of the  Securities  (including fees of the registrar,  fiscal agent,  transfer agent and paying agents and the  fees and  expenses  of the  Province's  legal  advisors),  (b) the fee incurred in filing the  Registration  Statement  (including  all amendments thereto) with the Commission and (c) any fee payable to rating  services in connection with the rating of the Securities,  (ii) the cost of copying the documents  incorporated  by  reference  in the  Final  Prospectus  in  such quantities as the  Representatives  may reasonably  request and the cost of delivering  the same to locations  designated  by the  Representatives  and satisfactory to the Province in its reasonable judgment and (iii) all stamp duties or other like taxes and duties or value  added taxes  payable  under the laws of the United  Kingdom upon and in connection  with the execution, issue and  subscription  of the Securities or the execution and delivery of this  Agreement  and the Fiscal  Agency  Agreement.  Except as  provided in
     Section 9 hereof,  the  Province  shall not be  required to pay or bear any fees or expenses of the Underwriters.

     (b) The  Underwriters  agree with the Province to deliver to the Province a letter prior to the Closing Date  containing  the total sales of the  Securities made in the initial  distribution in the United States together with an estimate of the number of  Securities  reasonably  expected  to be sold within the United
States in  secondary  market  transactions  within 40 days of the Closing  Date;
provided,  however,  that the Underwriters  shall bear no responsibility for any discrepancy  between such  estimate  and the actual  number of  Securities  sold within the United States pursuant to such secondary market  transactions in such time period.

     6. Selling Restrictions.

     (a) United Kingdom.  The Underwriters,  on behalf of themselves and each of
their  affiliates  that   participates  in  the  initial   distribution  of  the
Securities, represent to and agree with the Province that they and each of their respective  affiliates  have  complied  and  will  comply  with  all  applicable provisions  of the  Financial  Services  and Markets Act 2000 (the  "FSMA") with respect to  anything  done by them in  relation  to the  Securities  in, from or otherwise involving the United Kingdom.

     (b) Japan.  The Securities  have not been and will not be registered  under the Securities and Exchange Law of Japan and, accordingly, the Underwriters,  on behalf of themselves and each of their respective  affiliates that  participates in the initial  distribution of the  Securities,  have undertaken that they have not  offered  or sold and will not  offer or sell any  Securities,  directly  or indirectly,  in Japan or to, or for the  benefit of, any  Japanese  Person or to others for re-offering or resale, directly or indirectly,  in Japan or to or for the benefit of any Japanese  Person  except  pursuant to an  exemption  from the registration requirements of the Securities and Exchange Law of Japan, and under circumstances  which  will  result  in  compliance  with  all  applicable  laws, regulations and guidelines promulgated by the relevant Japanese governmental and regulatory  authorities  and in effect at the relevant time. For the purposes of this  paragraph,  "Japanese  Person"  shall mean any person  resident  in Japan, including any corporation or other entity  organized under the laws of Japan. As part  of  the  offering  of the  Securities,  the  Underwriters  may  offer  the
Securities  in Japan to a list of 49 offerees in  accordance  with this  Section
6(b).

     (c) Hong Kong. The Underwriters,  on behalf of themselves and each of their respective  affiliates  that  participates  in the initial  distribution  of the
Securities, represent to and agree with the Province that they and each of their respective  affiliates  have not,  directly or  indirectly,  offered to sell the
Securities  and will not offer to sell the  Securities in Hong Kong, by means of any document,  other than to persons whose  ordinary  business is to buy or sell shares or debentures,  whether as principal or agent, or in circumstances  which do not  constitute  an offer to the public  within the meaning of the  Companies
Ordinance  (Cap.  32) of Hong  Kong,  and  unless  permitted  to do so under the securities laws of Hong Kong, have not issued or had in their possession for the purpose of issue, and will not issue or have in their possession for the purpose of issue,  directly or indirectly,  any  invitation,  document or  advertisement relating to the Securities other than with respect to the Securities intended to be disposed of to persons  outside Hong Kong or only to persons  whose  business involves  the  acquisition,  disposal,  or  holding  of  securities,  whether as principal or agent.

     (d) Sale and Distribution.  In addition to the provisions of Sections 6(a),
(b) and (c) above, the  Underwriters,  on behalf of themselves and each of their respective  affiliates  that  participates  in the initial  distribution  of the
Securities, represent to and agree with the Province that they and each of their respective  affiliates  have not offered,  sold or  delivered  and they will not offer,  sell or  deliver,  directly  or  indirectly,  any of the  Securities  or distribute the Basic  Prospectus,  any Preliminary Final Prospectus or the Final
Prospectus or any other offering material relating to the Securities, in or from any  jurisdiction  except under  circumstances  that will,  to the best of their knowledge and belief, after reasonable investigation,  result in compliance with the  applicable  laws and  regulations  thereof  and which  will not  impose any obligations on the Province except as contained in this Agreement.

     (e)  Authorizations.  Without prejudice to the provisions of Sections 6(a),
(b) and (c) and except for the  qualification  of the  Securities  for offer and sale and the  determination  of  their  eligibility  for  investment  under  the applicable  securities laws of such  jurisdictions  as the  Representatives  may designate  pursuant  to  Section  5(a)(v),  the  Province  shall  not  have  any responsibility  for,  and the  Underwriters  agree  with the  Province  that the
Underwriters and their respective affiliates will obtain, any consent,  approval or authorization required by them for the subscription,  offer, sale or delivery by them of any of the Securities  under the laws and regulations in force in any jurisdiction  to which  they are  subject  or in or from  which  they  make such subscription, offer, sale or delivery of any of the Securities.

     7.  Conditions to the Obligations of the  Underwriters.  The obligations of the  Underwriters to purchase the Securities shall be subject to the accuracy of the  representations and warranties on the part of the Province contained herein as of the date hereof,  as of the date of the  effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document  incorporated by reference  therein) and as of the Closing Date, to the  accuracy of the  statements  of the  Province  made in any  certificates pursuant to the  provisions  hereof,  to the  performance by the Province of its obligations hereunder and to the following additional conditions:

     (a)  No  stop  order  suspending  the  effectiveness  of  the  Registration
Statement,  as  amended  from  time to  time,  shall  have  been  issued  and no proceedings for that purpose shall have been  instituted or threatened;  and the
Final Prospectus shall have been filed with the Commission  pursuant to Rule 424 not later  than 5:00  P.M.,  New York City  time,  on the  second  business  day following the date hereof or  transmitted  by a means  reasonably  calculated to result in filing with the Commission by such date.

     (b) The Province shall have furnished to the Representatives,  on behalf of the  Underwriters,  on or prior to the Closing Date, a written opinion dated the
Closing Date of the Deputy Attorney General,  Assistant Deputy Attorney General,
Acting Assistant Deputy Attorney General of the Province or any solicitor who is an employee of the Crown and seconded to the Legal Services Branch,  Ministry of
Finance,  addressed  to the  Minister  of Finance of the  Province to the effect that,  based on the  assumptions  and  subject to the  qualifications  set forth therein:

          (i) this Agreement has been duly authorized, executed and delivered by the Province in  accordance  with the laws of the Province and the Order or
     Orders of the  Lieutenant  Governor  in  Council  applicable  thereto,  and
     constitutes  a  legal,   valid  and  binding   agreement  of  the  Province
     enforceable in accordance with its terms;

          (ii) the Fiscal Agency  Agreement has been duly  authorized,  executed and delivered by the Province in  accordance  with the laws of the Province and the Order or Orders of the  Lieutenant  Governor in Council  applicable thereto,  and,  assuming due  execution  and delivery by the Fiscal  Agent,
     constitutes  a  legal,   valid  and  binding   agreement  of  the  Province
     enforceable in accordance with its terms;

          (iii)  the  Securities  have  been  duly  authorized  and  the  Global
     Securities  have been duly executed by the Province in accordance  with the laws of the Province and the Order or Orders of the Lieutenant  Governor in
     Council applicable thereto,  and, when authenticated in accordance with the provisions of the Fiscal Agency  Agreement and delivered to and paid for by the Underwriters  pursuant to this Agreement,  will constitute legal, valid and binding  obligations of the Province,  enforceable  in accordance  with their terms;

          (iv)  the  statements  in the  Final  Prospectus  under  the  headings
     "Description  of  Debt  Securities  and  Warrants--   Canadian  Income  Tax
     Considerations"  and  "Taxation--  Canadian  Taxation"  are accurate in all material respects subject to the qualifications therein stated;

          (v) the payment of principal of and interest on the Securities will be a  charge  on and  payable  out of the  Consolidated  Revenue  Fund  of the
     Province of Ontario (as defined in the Financial Administration Act);

          (vi) no  authorization,  consent,  waiver or  approval  of, or filing, registration,  qualification or recording with, any governmental  authority of the Province of Ontario or of Canada is required in connection  with the execution,  delivery and performance by the Province of this Agreement, the
     Fiscal  Agency  Agreement or the sale of the  Securities by the Province in the manner contemplated in this Agreement and Final Prospectus,  except for the Order or Orders of the Lieutenant  Governor in Council,  which has been obtained;

          (vii) no stamp or other similar duty or levy is payable under the laws of the Province of Ontario or the laws of Canada applicable in the Province in connection with the execution,  delivery and performance by the Province of this Agreement and the Fiscal Agency  Agreement,  or in connection  with the  issue  and  sale  of the  Securities  by the  Province  in the  manner contemplated in this Agreement and the Final Prospectus; and

          (viii) Her  Majesty  the Queen in right of Ontario  may be sued in the courts of the Province of Ontario with regard to any claims  arising out of or relating to the obligations of the Province under the Securities. No law in the Province of Ontario  requires the consent of any public  official or authority  for suit to be brought or judgment  to be  obtained  against Her
     Majesty  the Queen in right of Ontario  arising  out of or  relating to the obligations  of the  Province  under  the  Securities,  though  in  certain circumstances  prior notice and particulars of a claim must be given to Her
     Majesty the Queen in right of Ontario. An amount payable by Her Majesty the
     Queen in  right of  Ontario  under an order of a court of the  Province  of
     Ontario  that is final and not  subject  to appeal  is  payable  out of the
     Consolidated  Revenue  Fund of the  Province  of  Ontario  pursuant  to the
     Proceedings Against the Crown Act.

     (c) The Representatives, on behalf of the Underwriters, shall have received on the Closing Date from Shearman &  Sterling,  United States counsel to the
Province, favorable opinions dated the Closing Date to the effect that:

          (i) the  statements  in the Final  Prospectus  under  "Description  of
     Bonds",  "Clearing  and  Settlement"  and  "Underwriting",  insofar as such statements  constitute  a  summary  of  the  legal  matters,  documents  or proceedings referred to therein,  fairly present the information called for with respect to such legal matters, documents and proceedings;

          (ii)  the  statements  in the  Final  Prospectus  under  the  headings
     "Description  of Debt  Securities  and  Warrants--United  States Income Tax
     Considerations", as supplemented by "Taxation-- United States Taxation", to the extent that they constitute matters of law or legal conclusions, fairly present the information disclosed therein in all material respects;

          (iii) the Registration  Statement and the Final Prospectus,  excluding the documents  incorporated  by reference  therein,  and any supplements or amendments thereto (other than the financial statements and other financial data and statistical  data contained  therein or omitted  therefrom,  as to which such counsel need not express any opinion) appear on their face to be appropriately  responsive in all material  respects to the  requirements of the  Securities  Act  and  the  applicable  rules  and  regulations  of the
     Commission thereunder; and

          (iv) the documents  incorporated by reference in the Final  Prospectus
     (other than the financial  statements and other  financial and  statistical data contained therein or omitted therefrom,  as to which such counsel need express no  opinion),  except to the extent that any  statement  therein is modified or superseded in the Final  Prospectus,  as of the dates they were filed  with  the  Commission,  appear  on  their  face to be  appropriately responsive in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

     Such counsel shall also state that although they have not verified, are not
passing  upon  and  do  not  assume  any   responsibility   for,  the  accuracy,
completeness  or  fairness  of the  statements  contained  in  the  Registration
Statement or the Final  Prospectus  (including  the  documents  incorporated  by reference therein), such counsel has, however,  generally reviewed and discussed such  statements with  representatives  of the Ontario  Financing  Authority and
Ministry  of  Finance of the  Province  and,  in the  course of such  review and discussion,  no facts have come to such  counsel's  attention  which  gives them reason  to  believe  that (A) that the  Registration  Statement  (including  the documents incorporated by reference therein, other than the financial statements and other  financial  data and  statistical  data  contained  therein or omitted therefrom,  as to which such counsel has not been requested to comment),  at the time it became  effective,  contained an untrue  statement of a material fact or omitted to state a material fact  required to be stated  therein or necessary to make the  statements  therein not  misleading,  or (B) the Final  Prospectus  as amended or supplemented,  if applicable (including the documents incorporated by reference therein,  other than the financial statements and other financial data and statistical data contained  therein or omitted  therefrom,  as to which such counsel  has not  been  requested  to  comment),  as of the  date of such  Final
Prospectus  as amended or  supplemented,  if  applicable,  or the Closing  Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements  therein, in the light of the circumstances under which they were made, not misleading.

     In  giving  such  opinions,  such  counsel  may rely,  without  independent investigation,  as to matters  relating to the federal law of Canada or the laws of the  Province of  Ontario,  on the  opinion of the Deputy  Attorney  General,
Assistant Deputy Attorney  General,  Acting Assistant Deputy Attorney General of
the  Province or any  solicitor  who is an employee of the Crown and seconded to the Legal Services  Branch,  Ministry of Finance,  rendered  pursuant to Section
7(b) hereof.

     (d) The Representatives, on behalf of the Underwriters, shall have received on the Closing Date from Davis Polk &  Wardwell,  United States  counsel for the Underwriters,  and Stikeman Elliott,  Canadian counsel for the Underwriters, favorable  opinions  dated the Closing  Date as to the form and  validity of the
Securities and as to the proceedings  and other related matters  incident to the
issuance   and  sale  of  the   Securities   on  the  Closing   Date,   and  the
Representatives,  on behalf of the  Underwriters,  shall  have  received  on the
Closing  Date from Davis  Polk &  Wardwell  a  favorable  opinion  dated the
Closing  Date with  respect to the  Registration  Statement,  Preliminary  Final
Prospectus  and  the  Final   Prospectus  and  other  related   matters  as  the
Representatives  may reasonably  require.  In giving their  opinion,  Davis Polk
&  Wardwell  may rely upon the opinion of Stikeman  Elliott as to matters of
Canadian and Provincial law.

     (e) The Province shall have furnished to the Representatives,  on behalf of the Underwriters,  on the Closing Date a certificate of the Province,  signed by the duly  authorized  officer of the  Province  (who may rely as to  proceedings pending or contemplated upon the best of his knowledge), dated the Closing Date, to the effect that:

          (i)  the  representations  and  warranties  of the  Province  in  this
     Agreement  are true and correct in all  material  respects on and as of the
     Closing  Date with the same effect as if made on the  Closing  Date and the
     Province  has  complied  with  all the  agreements  and  satisfied  all the conditions  on its part to be  performed  or  satisfied  at or prior to the
     Closing Date;

          (ii) no stop order  suspending the  effectiveness  of the Registration
     Statement,  as amended, has been issued and no proceedings for that purpose have been instituted or, to the Province's knowledge, threatened; and

          (iii)  there has been no  material  adverse  change in the  financial, economic or political conditions of the Province from those set forth in or contemplated by the  Registration  Statement and the Final Prospectus other than changes arising in the ordinary and normal course.

     (f)  Subsequent to the  execution of this  Agreement and on or prior to the
Closing  Date,  there shall not have been any  decrease in the ratings of any of the  Province's  long-term  debt  securities  by  Moody's  Investors  Service or
Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

     (g)  Application  shall have been made on or prior to the  Closing  Date to list the  Securities  on the Stock  Exchange and the Stock  Exchange  shall have approved the Securities for listing.

     (h) Prior to the Closing  Date,  the Province  shall have  furnished to the
Representatives  such further  information,  certificates  and  documents as the
Representatives may reasonably request.

     If any of the  conditions  specified  in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the  opinions  and  certificates  mentioned  above or  elsewhere  in this
Agreement shall not be in all material respects reasonably  satisfactory in form and substance to the Representatives,  this Agreement and all obligations of the
Underwriters hereunder may be cancelled at, or at any time prior to, the Closing
Date by the  Representatives.  Notice of such cancellation shall be given to the
Province in writing or by telephone or  facsimile  transmission,  in either case confirmed in writing.

     8.  Stabilization and  Over-allotment.  Any over-allotment or stabilization transaction  by the  Underwriters  in connection  with the  distribution  of the
Securities  shall be  effected  by them on their own behalf and not as agents of the  Province,  and any gain or loss  arising  therefrom  shall be for their own account. The Underwriters  acknowledge that the Province has not been authorized to issue  Securities in excess of the  principal  amount set forth in Schedule I hereto.  The Underwriters  also acknowledge that the Province has not authorized the carrying out by the Underwriters of stabilization transactions other than in conformity  with applicable  rules,  including those made pursuant to applicable
United  Kingdom  legislation  and  Regulation  M  under  the  Exchange  Act  (if applicable).

     9. Indemnification and Contribution.

     (a) The Province agrees to indemnify and hold harmless each Underwriter and each of its affiliates  that  participates  in the initial  distribution  of the
Securities  and each person who controls any  Underwriter  or any such affiliate within the meaning of either the  Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities,  joint or several, to which they or any of them may become subject under the laws of any jurisdiction,  including but not limited to the  Securities  Act, the Exchange Act or other United States
Federal  or state  statutory  law or  regulation,  at common  law or  otherwise, insofar as such losses,  claims,  damages or liabilities  (or actions in respect thereof)  arise out of or are based upon any untrue  statement or alleged untrue statement of a material  fact  contained in the  Registration  Statement for the registration of the Securities as originally filed or in any amendment  thereof, including all documents  incorporated by reference,  or in the Basic Prospectus, any Preliminary  Final Prospectus or the Final  Prospectus,  or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged  omission to state therein a material fact required to be stated therein or  necessary  to make the  statements  therein  not  misleading,  and agrees to reimburse,  as incurred,  each such  indemnified  party,  for any legal or other expenses  reasonably  incurred  by  them in  connection  with  investigating  or defending any such loss, claim, damage, liability or action; provided,  however, that (i) the Province will not be liable in any such case to the extent that any such loss,  claim,  damage or liability  arises out of or is based upon any such untrue  statement or alleged  untrue  statement or omission or alleged  omission made  therein  in  reliance  upon and in  conformity  with  written  information furnished  to the  Province  by or on  behalf  of any  Underwriter  through  the
Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic  Prospectus or any Preliminary
Final  Prospectus shall not enure to the benefit of any Underwriter or affiliate thereof (or any person  controlling  any Underwriter or affiliate) from whom the person  asserting  any such  loss,  claim,  damage or  liability  purchased  the
Securities  which are the subject  thereof if such person did not receive a copy of the Final  Prospectus (or the Final Prospectus as amended or supplemented) at or prior to the  confirmation  of the sale of such  Securities to such person in any case where such  delivery is required by the  Securities  Act and the untrue statement or omission of a material  fact  contained in the Basic  Prospectus or any Preliminary  Final  Prospectus was corrected in the Final Prospectus (or the
Final Prospectus as amended or supplemented).  This indemnity  agreement will be in addition to any liability which the Province may otherwise have.

     (b) Each  Underwriter,  severally and not jointly,  agrees to indemnify and hold harmless the Province:

          (i) to the same extent as the foregoing indemnity from the Province to such  Underwriter,  but only to the extent  that such untrue  statement  or alleged  untrue  statement  or  omission  or alleged  omission  was made in reliance upon and in conformity with written  information  furnished to the
     Province by or on behalf of such  Underwriter  through the  Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity;

          (ii) against any and all losses, claims, damages or liabilities, joint or several,  to which the Province may become subject under the laws of any jurisdiction, including but not limited to the Securities Act, the Exchange
     Act or other United States Federal or state statutory law or regulation, at common  law or  otherwise,  insofar  as such  losses,  claims,  damages  or liabilities (or actions in respect  thereof) arise out of or are based upon any  untrue  statement  or alleged  untrue  statement  of a  material  fact contained in any document  prepared by such  Underwriter and distributed by it in connection with the offering of the Securities, or which arise out of or are based upon the  omission  or  alleged  omission  to state  therein a material fact necessary to make the statements therein not misleading,  and which  statement  or omission is not  contained  in the  Preliminary  Final
     Prospectus, the Final Prospectus or the agreed press releases; and

          (iii)  against any and all  losses,  claims,  damages or  liabilities, joint or several,  to which the Province may become subject  arising out of or in connection with a breach by such  Underwriter (or its affiliates that
     participate  in  the  initial   distribution  of  the  Securities)  of  any
     representation,  or failure to perform or observe any agreement,  contained in Section 6 of this Agreement.

     Each  Underwriter,  severally  and not  jointly,  agrees to  reimburse,  as incurred,  any legal or other  expenses  reasonably  incurred by the Province in connection  with  investigating  or  defending  any such  loss,  claim,  damage, liability  or action  referred to in clauses  (i),  (ii) and (iii)  above.  This indemnity  agreement will be in addition to any liability  which any Underwriter may otherwise  have. The Province  acknowledges,  for the purposes of clause (i)
above,  that the statements set forth under the heading  "Underwriting"  (except for the  statements in the  paragraphs  relating to the FSMA and the  securities laws of Japan and Hong Kong and the  sentence  relating to stamp taxes and other charges and expenses of the offering) in any Preliminary Final Prospectus or the
Final Prospectus  constitute the only information  furnished in writing by or on behalf of the Underwriters for inclusion in any of the documents  referred to in the foregoing  indemnity,  and the Underwriters confirm that such statements are correct.

     (c) Each of the Province and the  Underwriters  agree that the Underwriters shall have and hold the covenants of the Province contained in this Section 9 in respect  of  the  Underwriters'  controlling  persons  (as  defined  above)  and affiliates in trust for the benefit of their controlling persons and affiliates.
The  Underwriters  agree to accept the trusts in this paragraph (c) declared and provided for and agree to enforce those covenants on behalf of such persons.

     (d) Promptly after receipt by an indemnified  party under this Section 9 of notice of the  commencement  of any action,  such  indemnified  party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof;
but the  omission so to notify the  indemnifying  party will not relieve it from any liability  which it may have to any  indemnified  party otherwise than under this Section 9.

     In case any such action is brought  against any indemnified  party,  and it notifies the indemnifying  party of the commencement  thereof,  the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action;  provided,  however,  that if the  defendants in any such action  include both the  indemnified  party and the indemnifying  party and the indemnified  party shall have  reasonably  concluded that  there  may be legal  defenses  available  to it and/or  other  indemnified parties  which  are  different  from or  additional  to those  available  to the indemnifying  party,  the  indemnified  party or parties shall have the right to select  separate  counsel to defend  such  action on behalf of such  indemnified party or parties.  An  indemnifying  party will not,  without the prior  written consent of the  indemnified  parties  (which  consent shall not be  unreasonably withheld  or  delayed),  settle or  compromise  or  consent  to the entry of any judgment  with  respect to any  pending or  threatened  claim,  action,  suit or proceeding in respect of which  indemnification  or  contribution  may be sought hereunder  (whether  or not the  indemnified  parties  are  actual or  potential parties to such claim or action) unless such  settlement,  compromise or consent includes an unconditional  release of each indemnified  party from all liability arising out of such claim,  action, suit or proceeding.  In order to be entitled to an indemnity with respect to a claim  hereunder,  an  indemnified  party will not,  without  the prior  written  consent of the  indemnifying  parties  (which consent shall not be unreasonably withheld or delayed),  settle or compromise or consent to the entry of any judgment  with respect to such pending or threatened claim,  action,  suit or  proceeding  in  respect  of which  indemnification  or contribution  may be sought hereunder  (whether or not the indemnifying  parties are actual or potential parties to such claim or action).

     Upon  receipt of notice  from the  indemnifying  party to such  indemnified party of its  election so to appoint  counsel to defend such action and approval by the indemnified  party of such counsel,  the  indemnifying  party will not be liable to such  indemnified  party  under this  Section 9 for any legal or other expenses  subsequently incurred by such indemnified party in connection with the defense thereof unless

          (i) the  indemnified  party shall have  employed  separate  counsel in accordance  with the proviso to the first  sentence  of the next  preceding paragraph (it being understood,  however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel,  approved by the  Representatives  in the case of  paragraph  (a) of this  Section 9, representing  the  indemnified  parties  under such  paragraph  (a) who are parties to such action),

          (ii) the indemnifying party shall not have employed counsel reasonably satisfactory  to the indemnified  party to represent the indemnified  party within a reasonable time after notice of commencement of the action, or

          (iii) the indemnifying  party has authorized the employment of counsel for the indemnified  party at the expense of the  indemnifying  party;  and except that, if clause (i) or (iii) is applicable,  such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

     (e)  In  order  to  provide  for  just  and   equitable   contribution   in
circumstances in which the indemnification provided for in paragraph (a) of this
Section 9 is due in  accordance  with its terms but is for any reason  held by a court to be unavailable from the Province on grounds of policy or otherwise, the
Province and the Underwriters shall contribute to the aggregate losses,  claims, damages and liabilities  (including legal or other expenses  reasonably incurred in connection  with  investigating  or defending same) to which the Province and the  Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount  specified in Schedule I hereto  bears to the sum of such  discount and the  purchase  price of the  Securities  specified  in Schedule I hereto and the
Province is responsible for the balance; provided,  however, that (y) in no case
shall  any   Underwriter  be  responsible  for  any  amount  in  excess  of  the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent  misrepresentation  (within the
meaning  of  Section  11(f)  of  the  Securities   Act)  shall  be  entitled  to
contribution   from  any  person   who  was  not   guilty  of  such   fraudulent
misrepresentation.  For  purposes of this Section 9, each person who controls an
Underwriter  within the meaning of the Securities Act shall have the same rights to contribution as the  Underwriters,  and each person who controls the Province within the meaning of the  Securities  Act and each official of the Province who shall  have  signed the  Registration  Statement  shall have the same  rights to contribution as the Province.  Any party entitled to contribution will, promptly after  receipt  of notice of  commencement  of any  action,  suit or  proceeding against  such  party in respect  of which a claim for  contribution  may be made against  another party or parties under this paragraph (e), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties  shall not relieve the party or parties from whom  contribution may be  sought  from any  other  obligation  it or they may  have  hereunder  or otherwise than under this paragraph (e).

     10. Default by an Underwriter.  If any one or more Underwriters  shall fail to purchase  and pay for any of the  Securities  agreed to be  purchased by such
Underwriter  or  Underwriters  hereunder  and such  failure  to  purchase  shall constitute a default in the performance of its or their  obligations  under this
Agreement,  the remaining  Underwriters shall be obligated  severally to take up and pay for (in the  respective  proportions  which the amount of Securities set forth opposite  their names in Schedule II hereto bears to the aggregate  amount of Securities  set forth  opposite the names of all the remaining  Underwriters)
the Securities  which the  defaulting  Underwriter  or  Underwriters  agreed but failed to  purchase;  provided,  however,  that in the event that the  aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase  shall exceed 10% of the aggregate  amount of Securities  set forth in Schedule II hereto, the remaining  Underwriters shall have the right to purchase  all,  but shall not be under any  obligation  to purchase  any, of the
Securities,  and if such  nondefaulting  Underwriters  do not  purchase  all the
Securities, this Agreement will terminate without liability to any nondefaulting
Underwriter or the Province. In the event of a default by any Underwriter as set forth in this Section 10, the Closing  Date shall be postponed  for such period, not exceeding seven days, as the  Representatives  shall determine in order that the required changes in the  Registration  Statement and the Final Prospectus or
in any other documents or  arrangements  may be effected.  Nothing  contained in this  Agreement  shall relieve any defaulting  Underwriter of its liability,  if any, to the Province and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     11.  Termination.  This  Agreement  shall be subject to  termination in the absolute discretion of the  Representatives or the Province,  by notice given to the Province or the  Representatives,  as the case may be, prior to delivery and payment for the  Securities,  if prior to that time,  there shall have  occurred such a change in  national or  international  financial,  political  or economic conditions  or  currency  exchange  rates or  exchange  controls  which,  in the reasonable judgment of the Representatives or the Province,  as the case may be, is material and adverse and such changes, singly or together with any other such change,  makes it, in the  reasonable  judgment  of the  Representatives  or the
Province,  as the case may be,  impracticable  to market the  Securities  on the terms and in the manner  contemplated in the Final  Prospectus.  Notwithstanding any such  termination,  the  provisions  of Sections 9, 12, and 15 hereof  shall remain in effect.

     12.  Representations and Indemnities to Survive. The respective agreements, representations,  warranties,  indemnities and other  statements of the Province and of the  Underwriters  set forth in or made pursuant to this  Agreement  will remain in full force and effect,  regardless of any investigation  made by or on behalf of the Underwriters or the Province or any of the officers,  directors or controlling  persons referred to in Section 9 hereof,  and will survive delivery of and payment for the Securities.

     13. Notices. All communications  hereunder will be in writing and effective only  on  receipt,  and,  if  sent  to  the  Representatives  on  behalf  of the
Underwriters, will be mailed, delivered, telecopied or telegraphed and confirmed to them care of Deutsche  Bank  Securities  Inc.,  222 Bay  Street,  Suite 1100,
Toronto,   Ontario,  M5K  1H6,  attention:  Mr.  Michael  Ford  (Telecopier  No.
416-682-8479) or, if sent to the Province, will be mailed, delivered, telecopied or telegraphed and confirmed at Ontario Financing  Authority,  One Dundas Street
West, Suite 1400,  Toronto,  Ontario,  M5G 1Z3,  attention:  Executive Director,
Capital Markets Division (Telecopier No. 416-325-8111).

     14. Successors and Assigns. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns  and the  officials  and  controlling  persons  referred to in Section 9 hereof, and no other person will have any right or obligation hereunder. Neither this  Agreement nor any interest or obligation in or under this Agreement may be assigned by the  Underwriters  without the prior written consent of the Province or by the Province without the prior written consent of the  Representatives  on behalf of the Underwriters.

     15.  Governing  Law.  This  Agreement  will be governed by and construed in accordance  with the laws of the  Province  of  Ontario  and the laws of  Canada applicable in Ontario.

     16.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts  (including  counterparts  by facsimile) and when a counterpart has been executed by each party hereto all such  counterparts  taken  together shall constitute one and the same agreement.

     17.  Advertisements.  All  advertisements of the issue of the Securities or publication  of such formal  notice as may be required by the rules of the Stock
Exchange in connection  with the listing of the securities on the Stock Exchange shall be published in a form or forms and manner to which the Province  consents in writing  prior to the date of  publication.  The  Province  may  withhold its consent  in  its  discretion  regarding  the  use  of any  symbol  in  any  such advertisement and the publication in which such advertisement is to appear.

     18. Time of the Essence. Time shall be of the essence in this Agreement.

     19.  Representation  of  Underwriters.   In  all  dealings  hereunder,  the
Representatives  shall,  and have all  necessary  authority to, act on behalf of each of the  Underwriters,  and the  Province  shall be entitled to act and rely upon any statement,  request,  notice or agreement given by the Representatives, jointly or individually, on behalf of any of the Underwriters.

     If the foregoing is in accordance with your understanding of our agreement, please  sign and return to us the  enclosed  duplicate  hereof,  whereupon  this letter  and your  acceptance  shall  represent  a  binding  agreement  among the
Province and the Underwriters.

                                        Very truly yours,
                                        Province of Ontario

                                        By:/s/ Gadi Mayman
                                              Name:  Gadi Mayman
                                              Title: Executive Director
                                                     Capital Markets Division
                                                     Ontario Financing Authority

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

Deutsche Bank Securities Inc.

By:/s/ Daniel P. Benton
     Authorized Signatory

By:/s/ Christopher T. Whitman
     Authorized Signatory

For themselves and on behalf of the several Underwriters.

                                   SCHEDULE I
                                   ----------

Underwriting Agreement dated as of November 20, 2002

     Underwriters: As listed on Schedule II

     Fiscal Agency  Agreement:  Fiscal Agency Agreement dated as of November 26,
     2002  between the  Province of Ontario and The Bank of New York,  as Fiscal
     Agent

Title, Purchase Price and Description of Securities

     Title: 2.625% Bonds due December 15, 2005

     Aggregate principal amount: U.S.$750,000,000

     Denomination: U.S.$1,000 and integral multiples thereof

     Price to public:  99.88% plus accrued  interest  from  November 26, 2002 if settlement occurs after that date

     Purchase price (include accrued interest or amortization,  if any): 99.805%
     plus accrued  interest from  November 26, 2002 if  settlement  occurs after that date

     Underwriting discount: 0.075%

     Maturity: December 15, 2005

     Interest rate: 2.625%

     Interest payment dates:  Interest for the initial interest period from, and including,  November  26,  2002 to, but  excluding,  June 15,  2003 will be payable on June 15, 2003. Thereafter, interest will be payable in two equal semi-annual installments in arrears on June 15 and December 15.

     Redemption  provisions:  The  Securities  will not be  redeemable  prior to maturity unless specified events occur involving Canadian taxation

     Withholding  Taxes:  Principal  of and interest on the  Securities  will be payable without withholding or deduction for Canadian  withholding taxes to the extent described in the Final Prospectus

     Sinking fund provisions: None

     Other provisions: None

     Pre-Closing  Date,  Time and Location:  November 25, 2002 at the offices of
     Shearman & Sterling, Toronto

     Closing  Date,  Time and Location:  November 26, 2002 at 9:00 a.m.  Toronto
     time, upon crediting the Securities  through DTC to the Underwriters  after receipt by the Province of the payment therefor, at the offices of Shearman
     & Sterling, Toronto

                                  SCHEDULE II
                                  -----------

                                                                Principal Amount
                                                                of Securities to
Underwriter                                                     be Purchased
-----------                                                     ------------

BNP Paribas Securities Corp.                                    U.S.$221,250,000
Deutsche Bank Securities Inc.                                        221,250,000
The Toronto-Dominion Bank                                            221,250,000
RBC Dominion Securities Corporation                                   41,250,000
Goldman, Sachs & Co.                                                  15,000,000
National Bank Financial Inc.                                          15,000,000
Scotia Capital (USA) Inc.                                             15,000,000
         Total                                                  U.S.$750,000,000
                                                         =======================

                         OPINION OF LEGAL COUNSEL

Ministry of the                Ministere du
Attorney General               Procureur general

Legal Services Branch          Direction des services juridiques
Ministry of Finance            Ministere des Finances

[ONTARIO LOGO OMITTED]

7 Queen's Park Cres. East      7 Queen's Park Cres. est
Frost Building South           Edifice Frost sud
5th Floor, Room 515            5e etage, bureau 515
Toronto ON M7A 1Y7             Toronto ON M7A 1Y7

Telephone: (416) 325-1456      Telephone:   (416) 325-1456
Facsimile:   (416) 325-1460    Telecopieur: (416) 325-1460
                                                               November 26, 2002

The Honourable Janet Ecker
Minister of Finance
7 Queen's Park Crescent East
7th Floor, Frost Building South
Toronto, Ontario
M7A 1Y7

Dear Minister:

Subject:          Province of Ontario Issue of U.S. $750,000,000
                  2.625% Bonds due December 15, 2005

     I am counsel to the Province of Ontario (the "Province") in connection with the issue of 2.625% Bonds due December 15, 2005 of the Province in the aggregate principal amount of U.S. $750,000,000 (the "Bonds") and the sale of the Bonds by
the  Province   pursuant  to  an  underwriting   agreement  (the   "Underwriting
Agreement")  dated  as of  November  20,  2002  between  the  Province  and  the
Underwriters named therein.

     This  opinion  is  being  delivered  pursuant  to  paragraph  7(b)  of  the
Underwriting  Agreement.  Terms  used  but not  defined  herein  shall  have the meanings ascribed thereto in the Underwriting Agreement.

     I have examined originals or copies,  certified or otherwise  identified to my satisfaction, of the following:

     (a)  the Underwriting Agreement;

     (b)  a fiscal  agency  agreement  dated as of November 26, 2002 between the
          Province and The Bank of New York,  including  the form of global bond appended thereto;

     (c)  the  supplemented  form of prospectus  of the Province,  including the
          Basic Prospectus as so supplemented and the documents  incorporated by reference therein,  dated November 20, 2002,  relating to the offering and sale of the Bonds (the "Final Prospectus");

     (d)  the Financial Administration Act (Ontario);

                                     - 2 -

     (e)  the Electricity Act, 1998 (Ontario);

     (f)  the Capital Investment Plan Act, 1993 (Ontario);

     (g)  the Interpretation Act (Ontario);

     (h)  the Proceedings Against the Crown Act (Ontario);

     (i)  the Currency Act (Canada);

     (j)  a certified copy of the Order of the Lieutenant Governor in Council of the Province of Ontario  numbered O.C.  2016/2001  dated September 19,
          2001 made pursuant to the Financial  Administration  Act (Ontario),  a certified copy of the Order of the  Lieutenant  Governor in Council of the Province of Ontario  numbered O.C.  1389/2002  dated June 26, 2002 made pursuant to the Financial  Administration  Act  (Ontario),  and a
          certified copy of the Order of the  Lieutenant  Governor in Council of the Province of Ontario numbered O.C. 1061/2001 dated May 2, 2001 made pursuant  to  the  Financial  Administration  Act  (Ontario)  and  the
          Electricity  Act,  1998   (collectively,   the  "Orders  in  Council")
          authorizing the issue and sale of the Bonds;

     (k)  a  certificate  of the  Province  dated  November  26,  2002 as to the incumbency of certain representatives of the Province;

     (l)  a certificate  of the Province dated November 26, 2002 relating to the borrowing authority remaining under the Orders in Council;

     (m)  a written  order of the  Province  to the  Registrar  relating  to the authentication and delivery of the Global Bonds; and

     (n)  the Global Bonds dated  November  26, 2002,  executed by and sealed on behalf of the Province.

     I have also examined such  certificates of public  officials and such other certificates, documents and records and such matters of law as I have considered necessary as a basis for or relevant to the opinions hereinafter expressed.

     For the  purposes  of this  opinion,  I have  assumed,  with  regard to all documents examined by me, the genuineness of all signatures, the authenticity of all  documents  submitted to me as  originals  and the  conformity  to authentic original  documents of all documents  submitted to me as  certified,  conformed, telecopies or photostatic  copies. I have also assumed,  for the purposes of the opinions  expressed in paragraphs 1 and 2 below,  the due execution and delivery of all agreements by the parties thereto other than the Province.

     This opinion is based upon  legislation as in effect on the date hereof and is limited to the laws of the Province of Ontario and the federal laws of Canada applicable in Ontario.  I have assumed that,  insofar as any obligation is to be performed in any  jurisdiction  outside  Ontario,  its  performance  will not be illegal or ineffective by virtue of the laws of that jurisdiction.

                                      - 3 -

     I have also assumed  that,  for the  purposes of the opinions  expressed in paragraphs 1 and 6 below,  the  Underwriters,  and each of their affiliates that participate  in the initial  distribution  of the Bonds in Ontario,  will at all times  comply with the selling  restrictions  specified  in Section  6(d) of the
Underwriting  Agreement  as they  relate  to  Ontario  and  have  relied  on the undertaking of the Underwriters in this regard.

     The opinions given in paragraphs 1, 2, 3, 5, and 8 below are subject to the following limitations and qualifications:

     (A)  the enforceability of Underwriting Agreement may be limited by general equitable principles;

     (B)  the availability of equitable remedies is in the discretion of a court of competent jurisdiction (subject to further qualifications below);

     (C)  pursuant  to the  Currency  Act  (Canada) a judgment by a court of the
          Province  of Ontario  must be awarded in  Canadian  currency  and such judgment  may be based on a rate of  exchange  in  existence  on a day other than the day of payment;

     (D)  a court of the  Province of Ontario may refuse to enforce any right of indemnity  or  contribution  under the  Underwriting  Agreement to the extent such is found to be contrary to public policy,  as that term is understood  under the laws of the  Province of Ontario and the laws of
          Canada applicable in Ontario; and

     (E)  a court of the  Province  of Ontario  may not  against Her Majesty the
          Queen in right of Ontario:

          (i)  grant an injunction or make an order for specific performance,

          (ii) make an  order  for  recovery  or  delivery  of real or  personal property, or

          (iii)issue  execution or attachment or process in the nature  thereof, other than garnishment in certain limited circumstances.

          Subject to the foregoing, I am of the opinion that:

     (1)  The  Underwriting  Agreement  has been duly  authorized,  executed and delivered by the Province in accordance  with the laws of the Province and the Orders in Council,  and constitutes a legal, valid and binding agreement of the Province enforceable in accordance with its terms.

     (2)  The Fiscal  Agency  Agreement has been duly  authorized,  executed and delivered by the Province in accordance  with the laws of the Province and the Orders in Council and  constitutes a legal,  valid and binding agreement of the Province enforceable in accordance with its terms.

     (3)  The Bonds have been duly  authorized  and the  Global  Bonds have been duly executed

                                      - 4 -

          by and sealed on behalf of the Province in accordance with the laws of the Province and the Orders in Council and,  when the Global Bonds are authenticated  in accordance  with the provisions of the Fiscal Agency
          Agreement and delivered and paid for by the  Underwriters  pursuant to the Underwriting  Agreement,  they will constitute a legal,  valid and binding  obligation of the Province,  enforceable  in accordance  with their terms.

     (4)  The statements in the Final Prospectus under the headings "Description of Debt Securities and  Warrants-Canadian  Income Tax  Considerations"
          and  "Taxation-  Canadian  Taxation",  are  accurate  in all  material respects, subject to the qualifications therein stated.

     (5)  The payment of principal of and interest on the Bonds will be a charge on and payable out of the Consolidated Revenue Fund of the Province of
          Ontario (as defined in the Financial Administration Act (Ontario)).

     (6)  No  authorization,   consent,   waiver  or  approval  of,  or  filing,
          registration,   qualification  or  recording  with,  any  governmental
          authority  of the  Province  of  Ontario or of Canada is  required  in connection  with  the  execution,  delivery  and  performance  by  the
          Province of the Underwriting  Agreement,  the Fiscal Agency Agreement,
          or the sale of the Bonds by the Province in the manner contemplated in the Underwriting  Agreement and the Final  Prospectus,  except for the
          Orders in Council which have been obtained.

     (7)  No stamp or other  similar  duty or levy is payable  under the laws of the  Province  of  Ontario  or the laws of  Canada  applicable  in the
          Province in connection with the execution, delivery and performance by the  Province  of the  Underwriting  Agreement  and the Fiscal  Agency
          Agreement,  or in  connection  with the issue and sale of the Bonds by the Province in the manner contemplated in the Underwriting  Agreement and the Final Prospectus.

     (8)  Her Majesty the Queen in right of Ontario may be sued in the courts of the  Province of Ontario  with regard to any claims  arising out of or relating to the obligations of the Province under the Bonds. No law in the Province of Ontario requires the consent of any public official or authority  for suit to be brought or judgment  to be obtained  against
          Her Majesty  the Queen in right of Ontario  arising out of or relating to the obligations of the Province under the Bonds,  though in certain circumstances prior notice and particulars of a claim must be given to
          Her Majesty the Queen in right of  Ontario.  An amount  payable by Her
          Majesty the Queen in right of Ontario under an order of a court of the
          Province of Ontario that is final and not subject to appeal is payable out of the  Consolidated  Revenue  Fund  of the  Province  of  Ontario
          pursuant to the Proceedings Against the Crown Act (Ontario).

     By reason of the matters  aforesaid,  I hereby advise that each of the said
Bonds of the Province is not  inconsistent  with any  overriding law in force in the  Province  and that there is no  requirement  of the law  applicable  in the
Province which has not been met or fulfilled.

                                     - 5 -

     This opinion may be delivered to the  Underwriters  who may rely thereon in connection with the transactions  contemplated under the Underwriting  Agreement to the same extent as if such opinion were addressed to them. In this regard,  I wish to call to the attention of the Underwriters  that,  pursuant to section 43 of the Financial  Administration  Act  (Ontario),  where,  in the opinion of the
Minister  of Finance of  Ontario,  a person is indebted to the Crown in right of
Ontario or in right of Canada or any agency of the Crown in any  specific sum of money, the Minister has the discretion to retain by way of deduction or set-off, out of money that is due and payable by the Province to that person, such sum as the  Minister  considers  fit in the  circumstances  to be applied  against such indebtedness of that person.

     I consent to the  inclusion of this  opinion in a Form 18-K/A  amendment to the  Province's  annual  report on Form 18-K for the year ended March 31,  2001, which annual report is  incorporated  by reference into  Registration  Statement
No.333-84746  filed with the  Securities  and Exchange  Commission of the United
States of America.

                                                        Yours truly,

                                                        /s/ Kristina Knopp
                                                        Kristina Knopp
                                                        Legal Counsel
                                                        Legal Services Branch
                                                        Ministry of Finance

                         V. SCHEDULE OF EXPENSES

     It is estimated  that the expenses of the Province of Ontario in connection with the sale of the Bonds will be as follows:

Securities and Exchange Commission fee.......................U.S.  $   41,400.00

Printing and Engraving expenses....................................$   15,000.00

Fiscal Agent, Paying Agent and
DTC Custodian fees and expenses....................................$    7,500.00

Legal fees and expenses............................................$   30,000.00

Rating Agency fees and expenses....................................$   18,858.96

Listing Agent fees and expenses....................................$   15,000.00

Depository fees and expenses................................................0.00

Underwriters' expense reimbursement.........................................0.00

T0TAL                                                         U.S.  $ 127,758.96
                                                              ==================